UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2017

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2017 Unaudited

	Shares	Value
Common Stocks—62.5%
Consumer Discretionary—10.4%
Auto Components—1.4%
Bridgestone Corp.	138,000	$ 5,828,595
Continental AG	19,387	4,371,719
Delphi Automotive plc	34,670	3,134,862
Koito Manufacturing Co. Ltd.	38,900	2,274,219
Valeo SA	91,077	6,321,204
		21,930,599

Automobiles—0.6%
Astra International Tbk PT	1,435,000	858,261
Bayerische Motoren Werke AG	17,542	1,613,496
Hero MotoCorp Ltd.	57,543	3,275,831
Subaru Corp.	62,500	2,263,825
Suzuki Motor Corp.	53,300	2,530,635
		10,542,048

Diversified Consumer Services—0.2%
Dignity plc	38,581	1,297,414
Estacio Participacoes SA	90,000	588,773
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	14,510	1,155,866
		3,042,053

Hotels, Restaurants & Leisure—2.0%
Accor SA	39,340	1,828,969
Carnival Corp.	108,050	7,215,579
Cedar Fair LP2	14,658	1,017,852
China Lodging Group Ltd., Sponsored ADR[1]	16,060	1,633,784
Domino’s Pizza Group plc	399,870	1,406,897
Galaxy Entertainment Group Ltd.	534,000	3,299,552
Genting Bhd	1,126,900	2,559,647
Genting Malaysia Bhd	453,100	634,517
Jollibee Foods Corp.	135,080	601,961
McDonald’s Corp.	28,660	4,446,312
Sands China Ltd.	763,600	3,545,569
Starbucks Corp.	18,570	1,002,409
Whitbread plc	28,301	1,438,397
Wyndham Worldwide Corp.	7,960	830,785
		31,462,230

Household Durables—1.0%
Newell Brands, Inc.	11,460	604,171
SEB SA	15,140	2,694,421
Sony Corp.	205,200	8,430,662
Whirlpool Corp.	26,840	4,774,299
		16,503,553

Internet & Catalog Retail—0.6%
Amazon.com, Inc.[1]	3,346	3,305,112

1 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Internet & Catalog Retail (Continued)
Ctrip.com International Ltd., ADR[1]	39,750	$ 2,374,268
Priceline Group, Inc. (The)[1]	780	1,582,230
Rakuten, Inc.	177,400	2,168,856
		9,430,466

Leisure Products—0.3%
Nintendo Co. Ltd.	14,100	4,788,765

Media—1.3%
Comcast Corp., Cl. A	307,574	12,441,368
DISH Network Corp., Cl. A1	11,060	708,172
ProSiebenSat.1 Media SE	42,387	1,698,396
SES SA, Cl. A, FDR	83,400	1,962,545
Technicolor SA	264,210	960,695
Walt Disney Co. (The)	6,840	751,921
Zee Entertainment Enterprises Ltd.	209,371	1,767,366
		20,290,463

Multiline Retail—0.1%
Dollarama, Inc.	25,902	2,531,924

Specialty Retail—1.1%
AutoNation, Inc.[1]	30,200	1,279,876
AutoZone, Inc.[1]	10,150	5,479,173
Dufry AG1	20,739	3,304,638
Industria de Diseno Textil SA	49,173	1,954,613
Lowe’s Cos., Inc.	62,340	4,825,116
Steinhoff International Holdings NV	218,274	1,092,865
		17,936,281

Textiles, Apparel & Luxury Goods—1.8%
adidas AG	12,154	2,777,313
Burberry Group plc	77,732	1,754,474
Christian Dior SE	4,810	1,370,841
Cie Financiere Richemont SA	26,145	2,220,859
Coach, Inc.	16,390	772,625
Hanesbrands, Inc.	20,300	465,276
Hermes International	4,771	2,417,687
Kering	19,018	6,655,050
LVMH Moet Hennessy Louis Vuitton SE	19,550	4,924,365
NIKE, Inc., Cl. B	12,790	755,249
Pandora AS	18,613	2,145,297
Prada SpA	367,500	1,302,351
Tod’s SpA	9,126	634,149
		28,195,536

Consumer Staples—5.6%
Beverages—1.9%
Anadolu Efes Biracilik Ve Malt Sanayii AS	87,304	512,070

2 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Beverages (Continued)
Anheuser-Busch InBev SA/NV	12,409	$ 1,495,218
Coca-Cola European Partners plc	78,090	3,375,830
Constellation Brands, Inc., Cl. A	5,140	993,819
Dr Pepper Snapple Group, Inc.	10,220	931,655
Fomento Economico Mexicano SAB de CV	130,701	1,319,895
Fomento Economico Mexicano SAB de CV, Sponsored ADR	6,910	697,081
Heineken NV	28,086	2,931,506
Kweichow Moutai Co. Ltd., Cl. A	20,869	1,492,320
Molson Coors Brewing Co., Cl. B	11,750	1,045,515
Nigerian Breweries plc	725,301	329,373
PepsiCo, Inc.	63,790	7,438,552
Pernod Ricard SA	62,870	8,728,363
		31,291,197

Food & Staples Retailing—0.8%
Alimentation Couche-Tard, Inc., Cl. B	38,673	1,833,846
Atacadao Distribuicao Comercio e Industria Ltda[1]	115,800	562,224
BIM Birlesik Magazalar AS	33,139	645,938
CP ALL PCL	1,143,200	2,086,671
Jeronimo Martins SGPS SA	4,913	96,682
Magnit PJSC	17,806	2,836,236
Shoprite Holdings Ltd.	35,266	539,615
SPAR Group Ltd. (The)	118,131	1,480,160
Walgreens Boots Alliance, Inc.	16,180	1,305,241
Wal-Mart Stores, Inc.	16,650	1,331,834
		12,718,447

Food Products—1.7%
Barry Callebaut AG1	1,457	2,078,230
Danone SA	49,040	3,662,126
Kraft Heinz Co. (The)	59,890	5,237,979
Mondelez International, Inc., Cl. A	112,220	4,939,924
Nestle SA	57,788	4,886,963
Saputo, Inc.	72,391	2,453,775
Unilever plc	36,940	2,109,267
Vietnam Dairy Products JSC	22,200	149,059
Want Want China Holdings Ltd.	1,066,000	720,921
WH Group Ltd.[3]	1,639,500	1,538,912
		27,777,156

Household Products—0.4%
HRG Group, Inc.[1]	12,270	203,314
Kimberly-Clark de Mexico SAB de CV, Cl. A	236,907	476,941
Procter & Gamble Co. (The)	9,810	890,944
Reckitt Benckiser Group plc	26,372	2,563,939
Spectrum Brands Holdings, Inc.	7,120	821,933
Weatherford International plc[1]	185,180	825,903
		5,782,974

3 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Personal Products—0.1%
AMOREPACIFIC Group	487	$ 52,784
LG Household & Health Care Ltd.	1,539	1,361,405
		1,414,189

Tobacco—0.7%
KT&G Corp.	28,737	2,924,343
Philip Morris International, Inc.	54,380	6,346,690
Swedish Match AB	46,610	1,639,360
		10,910,393

Energy—4.1%
Energy Equipment & Services—0.2%
Halliburton Co.	19,263	817,522
Schlumberger Ltd.	8,559	587,147
TechnipFMC plc[1]	57,566	1,649,341
		3,054,010

Oil, Gas & Consumable Fuels—3.9%
Antero Midstream GP LP1	35,400	751,542
Buckeye Partners LP2	20,100	1,274,139
Chevron Corp.	25,061	2,736,411
ConocoPhillips	9,711	440,588
Enbridge, Inc.	23,987	994,501
Energy Transfer Equity LP2	155,500	2,747,685
Energy Transfer Partners LP2	169,200	3,500,748
Enterprise Products Partners LP2	97,200	2,643,840
EQT Midstream Partners LP2	11,900	924,987
Genesis Energy LP2	19,800	597,960
Hess Corp.	9,310	414,667
Husky Energy, Inc.[1]	43,982	509,052
Koninklijke Vopak NV	28,062	1,337,394
Magellan Midstream Partners LP2	122,130	8,519,789
MPLX LP2	67,400	2,449,990
Novatek PJSC, Sponsored GDR	23,500	2,462,510
Phillips 66	78,570	6,580,238
Phillips 66 Partners LP2	19,100	959,966
Plains All American Pipeline LP2	35,200	928,224
Plains GP Holdings LP, Cl. A	41,100	1,123,674
Rice Midstream Partners LP2	46,300	965,818
Suncor Energy, Inc.	240,610	7,848,698
Tallgrass Energy GP LP, Cl. A	62,300	1,616,685
Tallgrass Energy Partners LP2	6,000	306,720
Targa Resources Corp.	48,200	2,236,962
TC PipeLines LP2	43,000	2,463,470
TOTAL SA	32,830	1,667,537
Ultrapar Participacoes SA	6,900	163,740
Western Gas Partners LP2	9,500	493,335
Williams Cos., Inc. (The)	24,800	788,144

4 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Williams Partners LP2	38,400	$ 1,590,912
		62,039,926

Financials—10.2%
Capital Markets—2.1%
Ameriprise Financial, Inc.	6,180	895,358
Bank of New York Mellon Corp. (The)	97,280	5,158,758
BlackRock, Inc., Cl. A	3,310	1,411,814
Charles Schwab Corp. (The)	23,460	1,006,434
CME Group, Inc., Cl. A	33,910	4,158,044
Intercontinental Exchange, Inc.	75,360	5,027,266
Morgan Stanley	20,360	954,884
Nasdaq, Inc.	20,910	1,555,077
NEX Group plc	186,481	1,643,459
S&P Global, Inc.	22,820	3,504,924
TP ICAP plc	245,168	1,575,921
UBS Group AG1	347,743	6,057,309
		32,949,248

Commercial Banks—3.2%
3SBio, Inc.[1,3]	210,000	263,495
Banco de Chile	718,907	103,102
Banco Santander SA	328,015	2,240,268
Bank Mandiri Persero Tbk PT	698,000	714,364
Bank of America Corp.	194,100	4,681,692
Bank of the Philippine Islands	44,340	91,922
Bank Pekao SA	23,352	829,256
Bank Rakyat Indonesia Persero Tbk PT	30,600	33,895
Barclays plc	509,810	1,366,673
BOC Hong Kong Holdings Ltd.	583,000	2,866,367
Citigroup, Inc.	150,120	10,275,714
Commercial International Bank Egypt SAE	123,370	577,762
Credicorp Ltd.	2,030	375,834
First Abu Dhabi Bank PJSC	17,168	49,778
FirstRand Ltd.	150,729	593,399
Grupo Aval Acciones y Valores SA, ADR	83,160	735,966
Grupo Financiero Banorte SAB de CV, Cl. O	116,054	769,369
Grupo Financiero Inbursa SAB de CV, Cl. O	565,091	1,021,147
HSBC Holdings plc	252,600	2,526,803
ICICI Bank Ltd., Sponsored ADR	535,423	4,984,788
JPMorgan Chase & Co.	46,520	4,270,536
KeyCorp	65,940	1,189,558
Kotak Mahindra Bank Ltd.	86,168	1,372,267
Sberbank of Russia PJSC, Sponsored ADR	101,810	1,185,865
SunTrust Banks, Inc.	45,590	2,611,851
US Bancorp	66,840	3,527,815
Zenith Bank plc	4,422,114	296,782

5 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Banks (Continued)
Zions Bancorporation	20,050	$ 908,666
		50,464,934

Consumer Finance—0.6%
American Express Co.	61,240	5,219,485
Cholamandalam Investment & Finance Co. Ltd.	15,348	286,338
Discover Financial Services	40,200	2,449,788
Prosegur Cash SA1,3	575,614	1,564,285
		9,519,896

Diversified Financial Services—1.3%
Ayala Corp.	7,020	120,348
B3 SA-Brasil Bolsa Balcao	310,400	2,039,571
Berkshire Hathaway, Inc., Cl. B1	39,290	6,874,571
Grupo de Inversiones Suramericana SA	41,079	578,051
Hong Kong Exchanges & Clearing Ltd.	26,076	743,013
ING Groep NV	266,807	4,995,141
Kinnevik AB, Cl. B	61,015	1,873,679
Moscow Exchange (The)	284,787	509,664
ORIX Corp.	161,800	2,648,697
		20,382,735

Insurance—1.9%
AIA Group Ltd.	386,400	3,046,761
American International Group, Inc.	31,340	2,051,203
Aon plc	7,990	1,103,978
Marsh & McLennan Cos., Inc.	35,510	2,768,715
MetLife, Inc.	79,950	4,397,250
Old Mutual plc	185,940	481,690
Ping An Insurance Group Co. of China Ltd., Cl. H	489,500	3,624,609
Progressive Corp. (The)	70,390	3,317,481
Prudential plc	324,276	7,905,200
Sul America SA	107,649	605,846
XL Group Ltd.	25,850	1,147,740
		30,450,473

Real Estate Investment Trusts (REITs)—0.6%
British Land Co. plc (The)	68,580	552,817
Crown Castle International Corp.	19,050	1,916,049
Digital Realty Trust, Inc.	5,060	583,620
HCP, Inc.	29,430	931,459
Invitation Homes, Inc.	17,330	369,476
Mid-America Apartment Communities, Inc.	22,660	2,345,990
Prologis, Inc.	18,880	1,148,093
Ventas, Inc.	21,880	1,473,618
		9,321,122

Real Estate Management & Development—0.2%
Ayala Land, Inc.	705,000	586,555

6 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Real Estate Management & Development (Continued)
Emaar Properties PJSC	255,089	$ 571,715
Hang Lung Group Ltd.	61,000	232,037
Scout24 AG3	30,762	1,172,508
SM Prime Holdings, Inc.	1,532,103	1,059,368
Wallace Theater Holdings, Inc.[1,3]	430	4
		3,622,187

Thrifts & Mortgage Finance—0.3%
Housing Development Finance Corp. Ltd.	195,855	5,461,386

Health Care—5.8%
Biotechnology—1.3%
Amgen, Inc.	5,100	890,001
Biocon Ltd.	46,917	280,725
Biogen, Inc.[1]	4,350	1,259,716
Celgene Corp.[1]	57,056	7,725,953
Celltrion Healthcare Co. Ltd.[1]	5,136	228,333
CSL Ltd.	22,400	2,261,110
Gilead Sciences, Inc.	62,240	4,735,842
Grifols SA	103,103	2,898,704
Wuxi Biologics Cayman, Inc.[1,3]	23,000	103,062
		20,383,446

Health Care Equipment & Supplies—1.1%
Boston Scientific Corp.1	89,900	2,393,138
Coloplast AS, Cl. B	12,966	1,115,306
Danaher Corp.	18,604	1,516,040
Essilor International SA	17,134	2,173,083
Intuitive Surgical, Inc.[1]	1,030	966,408
Medtronic plc	14,320	1,202,451
Sonova Holding AG	12,045	1,952,407
Stryker Corp.	22,530	3,314,163
William Demant Holding AS1	69,845	1,857,193
Zimmer Biomet Holdings, Inc.	7,680	931,738
		17,421,927

Health Care Providers & Services—1.1%
Apollo Hospitals Enterprise Ltd.[1]	38,315	751,185
Express Scripts Holding Co.[1]	47,400	2,969,136
Humana, Inc.	2,840	656,608
Laboratory Corp. of America Holdings[1]	7,560	1,201,360
Mediclinic International plc	36,920	360,038
Sinopharm Group Co. Ltd., Cl. H	325,800	1,366,181
Sonic Healthcare Ltd.	69,441	1,239,885
UnitedHealth Group, Inc.	44,720	8,577,743
		17,122,136

Health Care Technology—0.3%
Bharti Infratel Ltd.	358,650	2,241,600

7 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Technology (Continued)
Cerner Corp.[1]	45,590	$ 2,934,628
		5,176,228

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	25,670	1,534,809
Lonza Group AG1	13,069	3,108,349
Samsung Biologics Co. Ltd.[1,3]	2,753	669,291
Thermo Fisher Scientific, Inc.	3,510	616,110
		5,928,559

Pharmaceuticals—1.6%
Allergan plc	5,560	1,402,955
Bayer AG	16,956	2,150,155
Bristol-Myers Squibb Co.	9,600	546,240
Celltrion, Inc.[1]	2,867	277,862
Dr. Reddy’s Laboratories Ltd.	16,420	608,635
GlaxoSmithKline plc, Sponsored ADR	21,830	884,552
Glenmark Pharmaceuticals Ltd.	24,664	267,883
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	208,680	1,588,338
Merck & Co., Inc.	128,600	8,214,968
Mylan NV1	47,480	1,851,245
Novo Nordisk AS, Cl. B	48,476	2,070,700
Pfizer, Inc.	50,870	1,686,849
Roche Holding AG	8,623	2,179,604
Teva Pharmaceutical Industries Ltd., Sponsored ADR	13,750	442,337
Valeant Pharmaceuticals International, Inc.[1]	65,220	1,073,521
Vifor Pharma AG	10,388	1,110,873
		26,356,717

Industrials—8.7%
Aerospace & Defense—1.0%
Airbus SE	86,570	7,218,435
Embraer SA, Sponsored ADR	29,800	604,046
Lockheed Martin Corp.	24,516	7,161,859
Spirit AeroSystems Holdings, Inc., Cl. A	14,340	866,566
		15,850,906

Air Freight & Couriers—0.2%
FedEx Corp.	2,410	501,352
Royal Mail plc	182,141	968,642
XPO Logistics, Inc.[1]	18,880	1,134,877
		2,604,871

Airlines—0.3%
Delta Air Lines, Inc.	14,380	709,797
Japan Airlines Co. Ltd.	85,700	2,774,672
Southwest Airlines Co.	8,380	465,174

8 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Airlines (Continued)
Spirit Airlines, Inc.[1]	15,960	$ 620,046
		4,569,689

Building Products—0.3%
SMC Corp.	12,600	4,012,079

Commercial Services & Supplies—0.8%
Edenred	93,590	2,457,026
Johnson Controls International plc	93,406	3,638,163
KAR Auction Services, Inc.	29,350	1,233,874
Prosegur Cia de Seguridad SA	348,437	2,387,775
Republic Services, Inc., Cl. A	10,850	696,787
Waste Connections, Inc.	26,258	1,706,245
Waste Management, Inc.	7,640	574,146
		12,694,016

Construction & Engineering—0.6%
Boskalis Westminster	41,435	1,482,417
Ferrovial SA	124,947	2,698,187
Vinci SA	60,790	5,449,577
		9,630,181

Electrical Equipment—1.1%
Eaton Corp. plc	23,240	1,818,530
Legrand SA	29,640	2,048,826
Mitsubishi Electric Corp.	219,000	3,397,233
Nidec Corp.	25,100	2,768,095
Philips Lighting NV3	109,524	4,161,494
Schneider Electric SE	53,040	4,158,102
		18,352,280

Industrial Conglomerates—0.7%
General Electric Co.	226,800	5,808,348
Jardine Strategic Holdings Ltd.	42,572	1,736,340
Seibu Holdings, Inc.	165,200	2,888,103
SM Investments Corp.	89,494	1,430,165
		11,862,956

Machinery—0.8%
Aalberts Industries NV	61,327	2,675,902
Atlas Copco AB, Cl. A	73,622	2,662,791
Caterpillar, Inc.	4,920	560,634
Deere & Co.	3,970	509,271
Kubota Corp.	80,800	1,404,231
PACCAR, Inc.	6,940	475,043
Parker-Hannifin Corp.	7,430	1,233,231
SKF AB, Cl. B	28,214	560,986
Stanley Black & Decker, Inc.	3,230	454,429
Wabtec Corp.	11,580	872,669

9 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Machinery (Continued)
Weir Group plc (The)	32,753	$ 794,540
		12,203,727

Professional Services—1.0%
Bureau Veritas SA	101,990	2,323,321
Experian plc	78,858	1,567,814
Intertek Group plc	38,920	2,208,414
Nielsen Holdings plc	90,380	3,887,244
Recruit Holdings Co. Ltd.	321,000	5,557,962
SGS SA	184	406,190
		15,950,945

Road & Rail—0.5%
Canadian National Railway Co.	48,080	3,799,282
Canadian Pacific Railway Ltd.	27,220	4,256,391
Kansas City Southern	4,140	427,207
		8,482,880

Trading Companies & Distributors—1.0%
Brenntag AG	88,231	5,005,764
Bunzl plc	86,272	2,604,165
Fastenal Co.	36,680	1,575,773
ITOCHU Corp.	198,000	3,107,493
Travis Perkins plc	98,378	1,971,230
Wolseley plc	16,643	995,578
		15,260,003

Transportation Infrastructure—0.4%
Beijing Capital International Airport Co. Ltd., Cl. H	2,188,000	3,446,812
DP World Ltd.	75,027	1,725,255
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	33,044	705,799
Malaysia Airports Holdings Bhd	530,300	1,083,579
		6,961,445

Information Technology—12.1%
Communications Equipment—0.4%
Cisco Systems, Inc.	126,350	3,973,707
Nokia OYJ	352,009	2,246,381
		6,220,088

Electronic Equipment, Instruments, & Components—1.0%
Hoya Corp.	92,100	5,206,997
Keyence Corp.	7,200	3,331,576
Murata Manufacturing Co. Ltd.	3,900	607,633
Spectris plc	40,568	1,316,561
TDK Corp.	26,200	1,891,332
TE Connectivity Ltd.	37,330	3,000,959

10 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Electronic Equipment, Instruments, & Components (Continued)
Zebra Technologies Corp., Cl. A1	4,040	$ 410,949
		15,766,007

Internet Software & Services—3.8%
Alibaba Group Holding Ltd., Sponsored ADR[1]	86,237	13,362,423
Alphabet, Inc., Cl. A1	980	926,590
Alphabet, Inc., Cl. C1	18,130	16,869,965
Baidu, Inc., Sponsored ADR[1]	23,380	5,292,063
Criteo SA, Sponsored ADR[1]	19,650	994,290
Facebook, Inc., Cl. A1	65,950	11,162,038
MercadoLibre, Inc.	180	51,916
NAVER Corp.	2,219	1,585,573
NetEase, Inc., ADR	5,360	1,668,461
Tencent Holdings Ltd.	173,485	6,917,499
United Internet AG	29,641	1,806,724
		60,637,542

IT Services—1.4%
Amadeus IT Group SA	43,124	2,656,937
Amdocs Ltd.	66,140	4,442,624
Atos SE	19,630	2,984,231
First Data Corp., Cl. A1	44,170	824,212
Infosys Ltd.	126,187	1,981,247
Mastercard, Inc., Cl. A	26,040	3,327,912
PayPal Holdings, Inc.[1]	93,490	5,473,839
Tata Consultancy Services Ltd.	29,598	1,147,909
		22,838,911

Semiconductors & Semiconductor Equipment—2.1%
Applied Materials, Inc.	72,240	3,200,955
ASML Holding NV	17,606	2,669,399
Broadcom Ltd.	11,507	2,838,317
Infineon Technologies AG	398,070	8,662,794
Maxim Integrated Products, Inc.	28,020	1,273,229
NXP Semiconductors NV1	6,480	714,938
SK Hynix, Inc.	90,930	5,346,492
STMicroelectronics NV	143,950	2,457,207
Taiwan Semiconductor Manufacturing Co. Ltd.	803,000	5,690,039
Texas Instruments, Inc.	22,240	1,809,891
		34,663,261

Software—1.8%
Activision Blizzard, Inc.	15,390	950,794
Check Point Software Technologies Ltd.[1]	3,790	400,906
Dassault Systemes SE	20,700	2,030,830
DeNA Co. Ltd.	39,800	875,834
Gemalto NV	24,726	1,260,203
Microsoft Corp.	80,170	5,828,359
Oracle Corp.	27,570	1,376,570

11 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Software (Continued)
SAP SE	104,216	$ 11,062,895
Snap, Inc., Cl. A1	15,050	205,734
Synopsys, Inc.[1]	16,650	1,274,891
Temenos Group AG	31,857	3,079,178
		28,346,194

Technology Hardware, Storage & Peripherals—1.6%
Apple, Inc.	130,871	19,464,444
HP, Inc.	43,830	837,153
Samsung Electronics Co. Ltd.	1,175	2,531,031
Western Digital Corp.	26,940	2,293,133
		25,125,761

Materials—2.3%
Chemicals—1.4%
Air Liquide SA	25,350	3,113,128
Akzo Nobel NV	23,215	2,102,237
Albemarle Corp.	3,710	429,618
Eastman Chemical Co.	17,560	1,460,290
EI du Pont de Nemours & Co.	29,750	2,445,748
Essentra plc	176,040	1,245,262
Linde AG	13,700	2,623,704
Novozymes AS, Cl. B	43,017	1,988,795
PPG Industries, Inc.	37,590	3,956,348
Sherwin-Williams Co. (The)	690	232,716
Sika AG	366	2,525,005
Westlake Chemical Partners LP2	21,800	540,640
		22,663,491

Construction Materials—0.3%
Indocement Tunggal Prakarsa Tbk PT	387,500	508,644
James Hardie Industries plc	99,900	1,533,938
UltraTech Cement Ltd.	13,428	848,533
Vulcan Materials Co.	16,350	2,013,012
		4,904,127

Containers & Packaging—0.2%
CCL Industries, Inc., Cl. B	58,378	2,798,679
WestRock Co.	16,060	922,165
		3,720,844

Metals & Mining—0.4%
Alrosa PJSC	462,362	646,747
Compass Minerals International, Inc.	2,070	142,934
Glencore plc[1]	506,550	2,239,931
Goldcorp, Inc.	55,170	724,382
Grupo Mexico SAB de CV	201,887	657,628
Nucor Corp.	13,390	772,201
Polyus PJSC, GDR[3]	6,900	224,940

12 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Metals & Mining (Continued)
Real Gold Mining Ltd.[1]	273,000	$ 350
		5,409,113

Telecommunication Services—2.4%
Diversified Telecommunication Services—1.7%
AT&T, Inc.	7,630	297,570
BT Group plc, Cl. A	920,235	3,806,138
Iliad SA	10,250	2,543,694
Inmarsat plc	299,693	3,065,999
Nippon Telegraph & Telephone Corp.	180,000	8,799,528
Spark New Zealand Ltd.	1,726,036	4,859,534
Verizon Communications, Inc.	91,310	4,419,404
		27,791,867

Wireless Telecommunication Services—0.7%
China Mobile Ltd.	43,000	459,928
Rogers Communications, Inc., Cl. B	66,210	3,442,867
SK Telecom Co. Ltd.	14,731	3,645,624
T-Mobile US, Inc.[1]	10,670	657,912
Vodafone Group plc	809,628	2,370,818
		10,577,149

Utilities—0.9%
Electric Utilities—0.6%
Edison International	35,410	2,786,059
Entergy Corp.	14,380	1,103,234
NextEra Energy, Inc.	3,381	493,930
PG&E Corp.	82,910	5,612,178
		9,995,401

Gas Utilities—0.1%
AmeriGas Partners LP2	23,945	1,090,934

Multi-Utilities—0.2%
National Grid plc	219,790	2,714,714
Total Common Stocks (Cost $875,460,726)		997,104,586

Preferred Stocks—0.1%
Lojas Americanas SA, Preference	206,014	1,035,240
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	629,697	94,526
Total Preferred Stocks (Cost $1,093,760)		1,129,766

	Principal Amount
U.S. Government Obligations—8.3%
United States Treasury Bonds, 2.875%, 8/15/45	$ 34,680,000	34,589,242
United States Treasury Nts., 1.625%, 2/15/26[4,5]	102,828,000	97,989,840
Total U.S. Government Obligations (Cost $136,228,806)		132,579,082

13 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Foreign Government Obligations—4.9%
Argentine Republic:
16.00% Bonds, 10/17/23	ARS	4,825,000	$ 278,481
23.294%, [BADLARPP+325] Sr. Unsec. Nts., 3/1/20[6]	ARS	18,846,000	1,062,987
Federation of Malaysia:
3.26% Sr. Unsec. Nts., 3/1/18	MYR	2,170,000	507,186
4.24% Sr. Unsec. Nts., 2/7/18	MYR	1,660,000	389,886
Federative Republic of Brazil:
6.00% Unsec. Nts., 8/15/22[9]	BRL	1,200,000	1,212,419
6.00% Unsec. Nts., 5/15/45[9]	BRL	495,000	520,534
10.00% Unsec. Nts., 1/1/19	BRL	11,220,000	3,688,368
10.00% Unsec. Nts., 1/1/21	BRL	18,465,000	6,066,476
10.00% Unsec. Nts., 1/1/23	BRL	3,930,000	1,278,682
Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	116,700,000	550,398
Series 25/B, 5.50% Bonds, 6/24/25	HUF	575,000,000	2,670,198
Series 27/A, 3.00% Bonds, 10/27/27	HUF	140,000,000	540,970
Kingdom of Thailand, 1.875% Sr. Unsec. Nts., 6/17/22	THB	80,500,000	2,418,967
Oriental Republic of Uruguay, 9.875% Sr. Unsec. Nts., 6/20/22[3]	UYU	29,910,000	1,127,879
Republic of Chile:
4.50% Unsec. Nts., 2/28/21	CLP	1,220,000,000	1,948,371
4.50% Bonds, 3/1/26	CLP	200,000,000	313,750
Republic of Colombia:
Series B, 7.00% Bonds, 5/4/22	COP	6,360,000,000	2,203,711
Series B, 7.50% Bonds, 8/26/26	COP	2,700,000,000	949,846
Series B, 7.75% Bonds, 9/18/30	COP	950,000,000	339,125
Series B, 10.00% Bonds, 7/24/24	COP	2,400,000,000	962,455
Republic of Indonesia:
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	16,000,000,000	1,210,973
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	19,900,000,000	1,513,119
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	7,300,000,000	625,315
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	28,900,000,000	2,306,649
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	18,650,000,000	1,562,099
Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[3]	PEN	5,945,000	1,949,599
6.95% Sr. Unsec. Nts., 8/12/31[3]	PEN	760,000	259,646
7.84% Sr. Unsec. Nts., 8/12/20[3]	PEN	2,180,000	747,845
8.20% Sr. Unsec. Nts., 8/12/26[3]	PEN	2,255,000	836,257
Republic of Poland:
Series 0721, 1.75% Bonds, 7/25/21	PLN	8,010,000	2,173,106
Series 0726, 2.50% Bonds, 7/25/26	PLN	6,960,000	1,822,662
Series 0922, 5.75% Bonds, 9/23/22	PLN	1,225,000	389,852
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	4,700,000	353,433
Series 2030, 8.00% Bonds, 1/31/30	ZAR	18,640,000	1,296,231
Series 2037, 8.50% Bonds, 1/31/37	ZAR	16,550,000	1,126,634
Series R186, 10.50% Bonds, 12/21/26	ZAR	16,975,000	1,444,406
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	42,700,000	3,161,473
Series R214, 6.50% Bonds, 2/28/41	ZAR	9,140,000	484,813

14 OPPENHEIMER GLOBAL ALLOCATION FUND

		Principal Amount	Value
Foreign Government Obligations (Continued)
Republic of Turkey:
8.50% Bonds, 7/10/19	TRY	1,165,000	$ 317,455
8.80% Bonds, 11/14/18	TRY	1,100,000	303,572
10.60% Bonds, 2/11/26	TRY	1,400,000	405,521
10.70% Bonds, 2/17/21	TRY	2,670,000	763,783
11.00% Bonds, 2/24/27	TRY	7,820,000	2,318,776
Romania, 5.95% Bonds, 6/11/21	RON	5,640,000	1,661,425
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	88,675,000	1,470,501
Series 6210, 6.80% Bonds, 12/11/19	RUB	126,800,000	2,072,624
Series 6211, 7.00% Bonds, 1/25/23	RUB	67,700,000	1,088,137
Series 6212, 7.05% Bonds, 1/19/28	RUB	18,000,000	286,633
Series 6216, 6.70% Bonds, 5/15/19	RUB	338,600,000	5,581,095
United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	45,000,000	2,350,035
Series M, 8.00% Unsec. Nts., 6/11/20	MXN	10,000,000	580,991
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	3,800,000	227,082
Series M10, 8.50% Bonds, 12/13/18	MXN	48,250,000	2,767,779
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	17,020,000	1,077,368
Series M20, 10.00% Bonds, 12/5/24	MXN	33,450,000	2,226,931
Series M30, 8.50% Sr. Unsec. Nts., 11/18/38	MXN	5,880,000	378,860
Series M30, 10.00% Bonds, 11/20/36	MXN	2,750,000	200,992
Total Foreign Government Obligations (Cost $75,760,928)			78,374,361

Non-Convertible Corporate Bond and Note—0.0%
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22 (Cost $211,090)		210,000	226,226

		Shares
Investment Companies—23.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.94%[7,8]		72,663,353	72,663,353
Oppenheimer Master Event-Linked Bond Fund, LLC[7]		4,616,016	76,384,799
Oppenheimer Master Loan Fund, LLC[7]		7,213,775	119,410,915
Oppenheimer Senior Floating Rate Fund, Cl. I7		4,340,682	35,289,743
PowerShares Senior Loan Portfolio Exchange Traded Fund		3,351,165	77,981,610
Total Investment Companies (Cost $380,159,526)			381,730,420
Total Investments, at Value (Cost $1,468,914,836)		99.7%	1,591,144,441
Net Other Assets (Liabilities)		0.3	4,129,564
Net Assets		100.0%	$ 1,595,274,005

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $14,619,217 or 0.92% of the Fund’s net assets at period end.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $7,048,011. See Note 6 of the accompanying Consolidated Notes.

15 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

5. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $9,597,149. See Note 6 of the accompanying Consolidated Notes.

6. Represents the current interest rate for a variable or increasing rate security.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares			Shares
	October 31,	Gross	Gross	July 31,
	2016	Additions	Reductions	2017
Oppenheimer Institutional
Government Money Market Fund, Cl. E	23,914,591	311,284,508	262,535,746	72,663,353
Oppenheimer Master Event-Linked Bond Fund, LLC	4,921,101	—	305,085	4,616,016
Oppenheimer Master Loan Fund, LLC	7,213,775	—	—	7,213,775
Oppenheimer Senior Floating Rate Fund, Cl. I	4,985,986	142,772	788,076	4,340,682

		Value	Income	Realized Gain
Oppenheimer Institutional Government Money Market Fund, Cl. E		$ 72,663,353	$ 192,685	$ —
Oppenheimer Master Event-Linked Bond Fund, LLC		76,384,799	3,467,910[a]	55,830[a]
Oppenheimer Master Loan Fund, LLC		119,410,915	5,312,211[b]	526,246[b]
Oppenheimer Senior Floating Rate Fund, Cl. I		35,289,743	1,172,935	149,734
Total		$ 303,748,810	$ 10,145,741	$ 731,810

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC

8. Rate shown is the 7-day yield at period end.

9. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$944,387,412	59.4%
France	80,688,346	5.1
Japan	77,557,022	4.9
United Kingdom	61,297,409	3.8
China	45,470,379	2.9
Germany	42,945,468	2.7
Switzerland	40,607,701	2.5
Canada	32,899,642	2.1
India	25,370,219	1.6
Netherlands	24,330,632	1.5
South Korea	18,622,738	1.2
Brazil	18,365,920	1.2
Russia	18,364,952	1.2
Hong Kong	17,008,551	1.1

16 OPPENHEIMER GLOBAL ALLOCATION FUND

Geographic Holdings (Continued)	Value	Percent

Spain	$16,400,769	1.0%
Mexico	15,457,898	1.0
South Africa	11,933,068	0.7
Indonesia	9,333,319	0.6
Denmark	9,177,292	0.6
Sweden	6,736,816	0.4
Colombia	5,769,154	0.4
Taiwan	5,690,039	0.4
Turkey	5,267,115	0.3
Poland	5,214,876	0.3
Malaysia	5,174,816	0.3
New Zealand	4,859,534	0.3
Thailand	4,505,638	0.3
Peru	4,169,181	0.3
Philippines	3,890,319	0.2
Hungary	3,761,565	0.2
Australia	3,500,996	0.2
Singapore	2,838,317	0.2
Ireland	2,681,678	0.2
Chile	2,365,224	0.1
United Arab Emirates	2,346,748	0.1
Finland	2,246,381	0.1
Italy	1,936,500	0.1
Romania	1,661,425	0.1
Belgium	1,495,219	0.1
Argentina	1,393,383	0.1
Uruguay	1,127,879	0.1
Israel	843,244	0.1
Nigeria	626,154	0.0
Egypt	577,762	0.0
Vietnam	149,059	0.0
Portugal	96,682	0.0
Total	$1,591,144,441	100.0%

Forward Currency Exchange Contracts as of July 31, 2017
			Currency
Counter	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
-party	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation
BAC	08/2017	BRL	26,190	USD	8,366	$ 33,131	$ —
BAC	09/2017	COP	28,470,000	USD	9,616	—	129,057
BAC	09/2017	IDR	201,778,000	USD	15,043	44,432	—
BAC	08/2017	MYR	25,660	USD	5,970	22,041	—
BAC	09/2017	TRY	28,200	USD	7,892	16,429	—
BAC	08/2017	USD	7,835	BRL	26,190	—	563,220
BAC	09/2017	USD	7,698	COP	23,703,000	—	199,799
BAC	09/2017	USD	404	MYR	1,745	9	3,340
BAC	09/2017	USD	6	PEN	20	—	26
BAC	09/2017	USD	63	PHP	3,200	—	395
BAC	09/2017	USD	1,667	SGD	2,300	—	31,278
BAC	09/2017	USD	6,397	THB	218,000	—	156,087

17 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
			Currency
Counter	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
-party	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation
BAC	09/2017	USD	7,692	TRY	28,310	$ —	$ 246,982
BAC	09/2017	USD	15,357	ZAR	208,570	—	356,596
BAC	09/2017	ZAR	2,890	USD	222	—	4,594
BOA	08/2017	BRL	1,420	USD	445	10,151	—
BOA	09/2017	CZK	226,800	USD	9,731	594,835	—
BOA	09/2017	EUR	6,950	USD	7,904	342,430	—
BOA	09/2017	INR	175,400	USD	2,695	25,638	—
BOA	09/2017	PHP	47,300	USD	950	—	16,058
BOA	09/2017	RON	665	USD	163	9,572	—
BOA	09/2017	TRY	126,700	USD	34,766	755,822	—
BOA	08/2017	USD	454	BRL	1,420	—	1,796
BOA	09/2017	USD	28,320	CAD	38,160	—	2,306,442
BOA	09/2017	USD	36,103	CHF	34,705	113,480	—
BOA	09/2017	USD	304	CLP	201,900	—	6,634
BOA	09/2017	USD	17	CZK	400	—	983
BOA	09/2017	USD	88,706	EUR	78,690	—	4,663,127
BOA	09/2017	USD	78	IDR	1,052,000	—	372
BOA	09/2017	USD	165 MXN		3,000	—	2,528
BOA	09/2017	USD	46	RON	185	—	2,090
BOA	09/2017	USD	109	THB	3,700	—	2,396
BOA	09/2017	USD	146	TRY	530	—	2,340
BOA	09/2017	USD	3,300	ZAR	43,840	1,464	—
CITNA-B	09/2017	HUF	330,400	USD	1,206	82,794	—
CITNA-B	09/2017	IDR	5,719,000	USD	427	444	—
CITNA-B	09/2017	MXN	14,600	USD	801	12,338	—
CITNA-B	09/2017	MYR	68,555	USD	16,012	—	20,255
CITNA-B	09/2017	PLN	1,680	USD	449	18,686	—
CITNA-B	09/2017	TRY	60	USD	17	69	—
CITNA-B	09/2017	TWD	433,000	USD	14,405	—	46,585
CITNA-B	09/2017	USD	1,615	ARS	26,980	125,615	—
CITNA-B	09/2017	USD	5,029	CLP	3,353,800	—	127,590
CITNA-B	09/2017	USD	25,589	CNH	174,890	—	352,678
CITNA-B	09/2017	USD	427	COP	1,282,000	4,407	3,842
CITNA-B	09/2017	USD	14,454	HKD	112,450	39,475	—
CITNA-B	09/2017	USD	1,165	HUF	315,600	—	66,207
CITNA-B	09/2017	USD	270	IDR	3,635,000	12	2,022
CITNA-B	09/2017	USD	5,030	ILS	17,700	51,389	—
CITNA-B	08/2017 - 09/2017	USD	35,510	JPY	3,915,000	106,696	155,760
CITNA-B	09/2017	USD	4,974	MYR	21,185	32,633	—
CITNA-B	09/2017	USD	1,981	PEN	6,530	—	24,570
CITNA-B	09/2017	USD	770	PLN	2,890	—	33,554
CITNA-B	09/2017	USD	2,840	RUB	165,000	110,911	—
CITNA-B	09/2017	USD	1,808	TRY	6,560	—	27,561
CITNA-B	09/2017	USD	168	ZAR	2,250	—	1,372
CITNA-B	09/2017	ZAR	20,160	USD	1,520	585	3,517
DEU	09/2017	CZK	9,600	USD	409	28,690	—
DEU	09/2017	RON	4,995	USD	1,275	23,304	—

18 OPPENHEIMER GLOBAL ALLOCATION FUND

Forward Currency Exchange Contracts (Continued)
			Currency
Counter	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
-party	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation
DEU	09/2017	USD	9	CZK	200	$ —	$ 376
DEU	09/2017	USD	6,691	NZD	9,285	—	276,393
DEU	09/2017	USD	36	PLN	130	—	205
GSCO-OT	08/2017 - 09/2017	BRL	8,340	USD	2,546	128,573	—
GSCO-OT	09/2017	COP	2,297,000	USD	755	9,252	—
GSCO-OT	09/2017	CZK	178,000	USD	8,064	40,667	—
GSCO-OT	09/2017	EUR	14,260	USD	16,291	628,897	—
GSCO-OT	09/2017	MXN	2,900	USD	161	244	129
GSCO-OT	08/2017	USD	2,614	BRL	8,240	—	28,247
GSCO-OT	09/2017	USD	13	CLP	9,000	—	398
GSCO-OT	09/2017	USD	70	COP	206,000	1,067	—
GSCO-OT	09/2017	USD	92	PEN	300	—	612
GSCO-OT	09/2017	USD	36	PLN	130	—	320
GSCO-OT	09/2017	USD	858	ZAR	11,280	9,605	—
HSBC	08/2017	BRL	25,700	USD	7,739	502,439	—
HSBC	09/2017	CLP	16,000	USD	24	420	—
HSBC	09/2017	COP	1,297,000	USD	427	5,140	—
HSBC	09/2017	IDR	1,310,000	USD	98	274	—
HSBC	09/2017	INR	314,000	USD	4,836	38,317	—
HSBC	09/2017	JPY	1,777,000	USD	15,976	173,429	—
HSBC	09/2017	MXN	164,800	USD	8,927	265,421	—
HSBC	09/2017	PLN	42,600	USD	11,376	470,733	—
HSBC	08/2017	USD	8,209	BRL	25,700	—	32,511
HSBC	09/2017	USD	164	CLP	109,700	—	4,518
HSBC	09/2017	USD	12,427	CNH	85,250	—	217,796
HSBC	09/2017	USD	7,873	COP	24,356,000	1,830	244,798
HSBC	09/2017	USD	38,843	GBP	29,921	—	692,428
HSBC	09/2017	USD	3,606	HKD	28,120	1,055	—
HSBC	09/2017	USD	2,698	HUF	737,200	—	177,806
HSBC	09/2017	USD	67	IDR	893,000	2	—
HSBC	09/2017	USD	9,508	KRW	10,676,000	—	26,339
HSBC	09/2017	USD	1,172 MXN		22,300	894	71,495
HSBC	09/2017	USD	100	PEN	330	—	1,429
HSBC	09/2017	USD	384	PLN	1,460	—	21,772
HSBC	09/2017	USD	428	THB	14,500	—	7,827
HSBC	09/2017	ZAR	175,240	USD	13,349	—	147,175
JPM	08/2017	BRL	6,070	USD	1,814	132,288	—
JPM	09/2017	GBP	4,225	USD	5,451	131,632	—
JPM	09/2017	IDR	1,227,000	USD	91	738	—
JPM	09/2017	INR	345,100	USD	5,320	36,980	—
JPM	08/2017 - 09/2017	JPY	2,916,000	USD	25,882	598,025	—
JPM	09/2017	MXN	7,100	USD	380	15,591	—
JPM	09/2017	NOK	14,010	USD	1,651	132,304	—
JPM	09/2017	PLN	29,380	USD	8,117	53,772	—
JPM	09/2017	RUB	556,900	USD	9,588	1,268	359,469
JPM	09/2017	THB	102,400	USD	3,004	74,297	—
JPM	09/2017	TRY	2,860	USD	793	7,477	—

19 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
			Currency
Counter	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
-party	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation
JPM	08/2017 - 09/2017	USD	1,971	BRL	6,220	$ —	$ 23,785
JPM	09/2017	USD	372	CLP	247,500	—	7,968
JPM	09/2017	USD	3,259	DKK	21,515	—	174,127
JPM	09/2017	USD	15	HUF	4,000	—	182
JPM	09/2017	USD	5,744	IDR	77,130,100	—	23,247
JPM	09/2017	USD	138	INR	9,000	—	1,267
JPM	09/2017	USD	5,044	KRW	5,799,000	—	135,260
JPM	09/2017	USD	1,549	MXN	28,400	—	33,473
JPM	09/2017	USD	1,540	PEN	5,080	—	21,343
JPM	09/2017	USD	4,522	PHP	225,000	74,396	—
JPM	09/2017	USD	161	PLN	600	—	5,580
JPM	09/2017	USD	2,949	RON	11,890	—	141,489
JPM	09/2017	USD	21,141	RUB	1,273,900	166,626	130,273
JPM	09/2017	USD	17,099	SEK	148,210	—	1,303,327
JPM	09/2017	USD	30	THB	1,000	—	18
RBS	09/2017	JPY	2,799,000	USD	25,390	48,370	—
SCB	09/2017	USD	417	THB	14,000	—	3,921
TDB	08/2017	BRL	48,840	USD	15,496	166,302	—
TDB	09/2017	MXN	1,000	USD	54	1,660	—
TDB	09/2017	PLN	9,540	USD	2,342	311,068	—
TDB	09/2017	USD	11,941	AUD	15,843	—	726,119
TDB	08/2017 - 09/2017	USD	25,660	BRL	83,720	—	1,108,475
Total Unrealized Appreciation and Depreciation						$ 6,838,535	$ 15,713,550

Futures Contracts as of July 31, 2017
				Number		Unrealized
			Expiration	of		Appreciation
Description	Exchange	Buy/Sell	Date	Contracts	Value	(Depreciation)
Mini MSCI Emerging Market Index	NYF	Sell	9/15/17	459	$ 24,430,275	$ (532,327)
Nikkei 225 Index	TYOE	Sell	9/7/17	39	7,053,925	52,967
S&P 500 E-Mini Index	CME	Sell	9/15/17	210	25,914,000	(437,128)
SPI 200 Index	SFE	Buy	9/21/17	142	16,077,239	(81,851)
STOXX Europe 600 Index	EUX	Sell	9/15/17	318	7,086,641	201,321
United States Treasury Long Bonds	CBT	Buy	9/20/17	225	34,417,969	76,959
United States Treasury Nts., 10 yr.	CBT	Buy	9/20/17	34	4,280,281	(56)
United States Treasury Nts., 5 yr.	CBT	Buy	9/29/17	1,456	172,024,126	62,409
United States Ultra Bonds	CBT	Buy	9/20/17	265	43,592,500	314,221
						$ (343,485)

Centrally Cleared Interest Rate Swaps at July 31, 2017
	Pay/Receive
	Floating	Floating	Fixed	Maturity Notional Amount
Counterparty	Rate	Rate	Rate	Date		(000’s)	Value

		Three-Month USD
BAC	Receive	BBA LIBOR	1.944%	7/28/22	USD	3,390	$ (6,948)
		Six-Month HUF
DEU	Receive	BUBOR	0.405	7/14/19	HUF	1,228,660	5,989

20 OPPENHEIMER GLOBAL ALLOCATION FUND

Centrally Cleared Interest Rate Swaps (Continued)
	Pay/Receive
	Floating	Floating	Fixed	Maturity Notional Amount
Counterparty	Rate	Rate	Rate	Date		(000’s)	Value
		Six-Month HUF
DEU	Pay	BUBOR	2.355%	7/14/27	HUF	268,040	$ (11,449)
		MXN TIIE
GSCOI	Pay	BANXICO	7.350	3/11/22	MXN	41,358	47,637
JPM	Receive	BZDI	7.720	7/2/18	BRL	48,270	(1,160)
JPM	Pay	BZDI	10.500	7/1/20	BRL	58,285	(8,072)
		Three-Month USD
JPM	Receive	BBA LIBOR	1.900	7/26/22	USD	1,450	(20)
		Three-Month USD
JPM	Receive	BBA LIBOR	2.118	3/20/22	USD	1,965	(34,021)
		MXN TIIE
JPM	Pay	BANXICO	6.840	7/19/22	MXN	28,475	(558)
		MXN TIIE
UBS	Pay	BANXICO	6.860	7/21/22	MXN	135,240	3,825
Total Centrally Cleared Interest Rate Swaps							$ (4,777)

Over-the-Counter Interest Rate Swaps at July 31, 2017
	Pay/Receive
	Floating	Floating	Fixed	Maturity Notional Amount
Counterparty	Rate	Rate	Rate	Date		(000’s)	Value
		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.350%	6/5/22	INR	247,500	$ 33,702
		Three-Month MYR
BOA	Pay	KLIBOR BNM	3.290	10/27/18	MYR	10,430	(7,119)
		Three-Month MYR
BOA	Pay	KLIBOR BNM	3.470	10/27/21	MYR	17,050	(37,873)
		Six-Month CLP
CITNA-B	Pay	TNA	2.610	7/31/19	CLP	2,262,000	5,731
		Three-Month
		COP IBR OIS
GSCOI	Pay	Compound	6.260	7/14/27	COP	3,648,800	6,838
		1 Time COP IBR
GSCOI	Receive	OIS COMPOUND	5.010	7/14/18	COP	29,471,500	3,982
		Six-Month THB
GSCOI	Pay	THBFIX	1.635	5/19/19	THB	72,800	3,994
		Three-Month
		COP IBR OIS
GSCOI	Pay	Compound	5.175	4/20/20	COP	9,387,500	12,927
		Six-Month THB
GSCOI	Receive	THBFIX	2.465	5/19/27	THB	16,640	(4,805)
		Three-Month
		COP IBR OIS
JPM	Pay	Compound	6.520	10/27/26	COP	3,129,000	31,121
		Three-Month
		COP IBR OIS
JPM	Pay	Compound	5.700	3/8/19	COP	14,175,000	52,657
JPM	Pay	BZDI	10.130	7/1/19	BRL	35,205	35,282
Total Over-the-Counter Interest Rate Swaps							$ 136,437

21 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written at July 31, 2017
		Pay/ Receive
	Counter-	Floating	Floating	Fixed	Expiration Notional Amount			Premiums
Description	party	Rate	Rate	Rate	Date		(000’s)	Received	Value

Interest Rate Swap Maturing 8/8/22 Call	GSCOI	Pay	Six-Month PLN WIBOR WIBO	2.490%	8/4/17	PLN	18,900	$ 26,005	$ (3,869)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
RBS	Royal Bank of Scotland plc (The)
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso

22 OPPENHEIMER GLOBAL ALLOCATION FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
S&P	Standard & Poor’s
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange
NYF	New York Futures Exchange
SFE	Sydney Futures Exchange
TYOE	Tokyo Stock Exchange

23 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS July 31, 2017 Unaudited

1. Organization

Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Allocation Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 899 shares with net assets of $4,373,570 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review,

24 OPPENHEIMER GLOBAL ALLOCATION FUND

3. Securities Valuation (Continued)

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

25 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about

26 OPPENHEIMER GLOBAL ALLOCATION FUND

3. Securities Valuation (Continued)

assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$63,088,229	$103,565,689	$—	$166,653,918
Consumer Staples	42,470,671	47,423,685	—	89,894,356
Energy	57,813,414	7,280,522	—	65,093,936
Financials	97,227,113	64,944,864	4	162,171,981
Health Care	59,528,511	32,860,502	—	92,389,013
Industrials	46,296,783	92,139,195	—	138,435,978
Information Technology	114,251,262	79,346,502	—	193,597,764
Materials	17,096,361	19,600,864	350	36,697,575
Telecommunication Services	8,817,753	29,551,263	—	38,369,016
Utilities	11,086,335	2,714,714	—	13,801,049
Preferred Stocks	94,526	1,035,240	—	1,129,766
U.S. Government Obligations	—	132,579,082	—	132,579,082
Foreign Government Obligations	—	78,374,361	—	78,374,361
Non-Convertible Corporate Bond and Note	—	226,226	—	226,226
Investment Companies	185,934,706	195,795,714	—	381,730,420

Total Investments, at Value	703,705,664	887,438,423	354	1,591,144,441
Other Financial Instruments:
Swaps, at value	—	186,234	—	186,234
Centrally cleared swaps, at value	—	57,451	—	57,451
Futures contracts	707,877	—	—	707,877
Forward currency exchange contracts	—	6,838,535	—	6,838,535

Total Assets	$704,413,541	$894,520,643	$354	$1,598,934,538

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(49,797)	$—	$(49,797)
Centrally cleared swaps, at value	—	(62,228)	—	(62,228)
Futures contracts	(1,051,362)	—	—	(1,051,362)
Forward currency exchange contracts	—	(15,713,550)	—	(15,713,550)
Swaptions written, at value	—	(3,869)	—	(3,869)

Total Liabilities	$(1,051,362)	$(15,829,444)	$—	$(16,880,806)

27 OPPENHEIMER GLOBAL ALLOCATION FUND

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into	Transfers out	Transfers into	Transfers out of
	Level 1*	of Level 1**	Level 2**	Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer
Staples	$1,077,540	$(1,424,178)	$1,424,178	$(1,077,540)
Financials	2,082,067	(712,716)	712,716	(2,082,067)
Industrials	506,122	–	–	(506,122)
Total Assets	$3,665,729	$(2,136,894)	$2,136,894	$(3,665,729)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

**Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

28 OPPENHEIMER GLOBAL ALLOCATION FUND

4. Investments and Risks (Continued)

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 7.6% of Master Loan and 27.0% of

29 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

30 OPPENHEIMER GLOBAL ALLOCATION FUND

5. Market Risk Factors (Continued)

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can

31 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $365,871,877 and $610,881,695, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

32 OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $318,027,539 and $201,897,095 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the

33 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $293,200 on purchased put options.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Written option activity for the reporting period was as follows:

	Number of	Amount of
	Contracts	Premiums

Options outstanding as of October 31, 2016	–	$–
Options written	2,439,103,500	2,837,491
Options exercised	(2,439,103,500)	(2,837,491)

Options outstanding as of July 31, 2017	–	$–

34 OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign

35 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $657,300 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. At period end, the Fund had no currency swap agreements outstanding.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $11,333,683 and $28,925,001 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

36 OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

For the reporting period, the Fund had ending monthly average notional amounts of $55,002,309 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. At period end, the Fund had no total return swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may enter into currency swaption contracts with the obligation to pay an interest rate on the US dollar notional amount or various foreign currency notional amounts and receive an interest rate on various foreign currency notional amounts or US dollar notional amounts, with an option to replace the contractual currency as disclosed in the Consolidated Statement of Investments. This is done in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. The US dollar

37 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

swaption contracts seek to increase exposure to foreign exchange rate risk. The foreign currency swaption contracts seek to decrease exposure to foreign exchange rate risk.

During the reporting period, the Fund had an ending monthly average market value of $2,672 on written swaptions.

Written swaption activity for the reporting period was as follows:

		Amount of
	Notional Amount	Premiums

Swaptions outstanding as of October 31, 2016	–	$–
Swaptions written	18,900,000	26,005

Swaptions outstanding as of July 31, 2017	18,900,000	$26,005

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $782,433.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative

38 OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments.

39 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,471,781,657
Federal tax cost of other investments	207,636,302

Total federal tax cost	$1,679,417,959

Gross unrealized appreciation	$225,998,678
Gross unrealized depreciation	(114,991,486)

Net unrealized appreciation	$111,007,192

40 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2017 Unaudited

	Shares	Value
Common Stocks—55.0%
Consumer Discretionary—1.3%
Household Durables—0.0%
Everyware Global, Inc.[1]	8,735	$59,782
Media—1.3%
DISH Network Corp., Cl. A1,2	180,705	11,570,541
Live Nation Entertainment, Inc.[1]	134,390	5,008,716

		16,579,257
Consumer Staples—3.8%
Beverages—0.9%
Coca-Cola Co. (The)	253,370	11,614,481
Tobacco—2.9%
Altria Group, Inc.[2]	296,101	19,237,682
Philip Morris International, Inc.	150,100	17,518,171

		36,755,853
Energy—5.2%
Energy Equipment & Services—0.8%
Halliburton Co.	94,292	4,001,753
Schlumberger Ltd.	85,890	5,892,054

		9,893,807
Oil, Gas & Consumable Fuels—4.4%
Arch Coal, Inc., Cl. A	436	33,167
Canadian Natural Resources Ltd.	135,847	4,154,679
Chevron Corp.	99,291	10,841,584
ConocoPhillips	217,744	9,879,045
EOG Resources, Inc.	78,663	7,483,998
Newfield Exploration Co.[1]	99,217	2,850,504
Noble Energy, Inc.[2]	216,091	6,247,191
Occidental Petroleum Corp.	162,072	10,037,119
Sabine Oil[1]	113	4,746
Templar Energy, Cl. A1	9,620	42,086
Valero Energy Corp.	65,406	4,511,052

		56,085,171
Financials—9.6%
Capital Markets—1.0%
Aretec Group, Inc.[1]	3,448	59,478
Goldman Sachs Group, Inc. (The)	36,720	8,274,118
Raymond James Financial, Inc.	51,150	4,255,168

		12,588,764
Commercial Banks—2.7%
JPMorgan Chase & Co.	66,060	6,064,308
M&T Bank Corp.[2]	148,150	24,170,672

1         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Banks (Continued)
PNC Financial Services Group, Inc. (The)	32,470	$4,182,136

		34,417,116
Insurance—4.2%
Allstate Corp. (The)	267,410	24,334,310
Chubb Ltd.	202,630	29,677,190

		54,011,500
Real Estate Investment Trusts (REITs)—1.7%
American Assets Trust, Inc.	93,668	3,803,858
Blackstone Mortgage Trust, Inc., Cl. A2	407,120	12,567,794
Starwood Property Trust, Inc.[2]	270,350	5,958,514

		22,330,166
Health Care—9.1%
Biotechnology—0.7%
Shire plc, ADR	56,620	9,486,115
Health Care Equipment & Supplies—1.3%
Abbott Laboratories	78,130	3,842,434
Medtronic plc	153,358	12,877,471
New Millennium Holdco, Inc.[1]	7,733	77

		16,719,982
Health Care Providers & Services—3.5%
Cigna Corp.	72,230	12,536,239
HCA Healthcare, Inc.[1]	117,440	9,435,130
Millennium Corporate Claim Litigation Trust[1]	441	4
Millennium Lender Claim Litigation Trust[1]	882	9
UnitedHealth Group, Inc.	118,140	22,660,433

		44,631,815
Pharmaceuticals—3.6%
Allergan plc	44,410	11,205,975
Bristol-Myers Squibb Co.	64,720	3,682,568
Merck & Co., Inc.[2]	163,630	10,452,684
Novartis AG, Sponsored ADR	127,490	10,862,148
Roche Holding AG	40,089	10,133,150

		46,336,525
Industrials—10.1%
Aerospace & Defense—4.5%
L3 Technologies, Inc.	54,390	9,516,618
Lockheed Martin Corp.[2]	69,970	20,440,336
Northrop Grumman Corp.	52,720	13,872,214
Raytheon Co.	78,670	13,513,146

		57,342,314

2         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares	Value
Airlines—0.3%
United Continental Holdings, Inc.[1]	51,886	$3,511,644
Commercial Services & Supplies—2.1%
Johnson Controls International plc	295,871	11,524,175
Republic Services, Inc., Cl. A2	247,040	15,864,909

		27,389,084
Construction & Engineering—0.3%
Granite Construction, Inc.	75,290	3,690,716
Industrial Conglomerates—2.5%
General Electric Co.	610,920	15,645,661
Honeywell International, Inc.[2]	121,530	16,542,664

		32,188,325
Road & Rail—0.2%
Union Pacific Corp.	29,740	3,062,030
Trading Companies & Distributors—0.2%
HD Supply Holdings, Inc.[1]	57,220	1,859,078
Information Technology—8.0%
Communications Equipment—1.3%
Cisco Systems, Inc.	433,480	13,632,946
CommScope Holding Co., Inc.[1]	99,350	3,654,093

		17,287,039
Internet Software & Services—2.4%
Alphabet, Inc., Cl. A1,2	32,090	30,341,095
Semiconductors & Semiconductor Equipment—2.0%
QUALCOMM, Inc.[2]	105,980	5,637,076
Xilinx, Inc.[2]	310,490	19,641,598

		25,278,674
Technology Hardware, Storage & Peripherals—2.3%
Apple, Inc.[2]	194,826	28,976,471
Materials—3.0%
Chemicals—1.3%
Celanese Corp., Cl. A	137,760	13,248,379
Methanex Corp.	85,436	3,784,815

		17,033,194
Containers & Packaging—1.7%
Packaging Corp. of America	99,630	10,907,492
Sonoco Products Co.	224,820	10,899,274

		21,806,766

3         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Telecommunication Services—2.6%
Diversified Telecommunication Services—2.6%
AT&T, Inc.[2]	277,530	$10,823,670
BCE, Inc.	271,380	12,735,863
Verizon Communications, Inc.	213,260	10,321,784

		33,881,317
Utilities—2.3%
Electric Utilities—1.7%
Edison International	146,230	11,505,377
PG&E Corp.	160,670	10,875,752

		22,381,129
Multi-Utilities—0.6%
CMS Energy Corp.	152,070	7,031,717

Total Common Stocks (Cost $556,295,864)		704,570,927
Preferred Stocks—1.0%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	5,167	5,192,835
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	7,500	7,537,500

Total Preferred Stocks (Cost $12,684,599)		12,730,335
	Units
Rights, Warrants and Certificates—0.0%
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[1]	361	2,437
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[1]	64	352

Total Rights, Warrants and Certificates (Cost $48,285)		2,789

	Principal Amount
Asset-Backed Securities—5.3%
Airspeed Ltd.:
Series 2007-1A, Cl. G1, 1.496%, 6/15/32[3,4]	$4,930,320	4,128,036
Series 2007-1A, Cl. G2, 1.506%, 6/15/32[3,4]	5,669,868	4,712,727
GSAMP Trust:
Series 2005-HE4, Cl. M3, 1.752%, 7/25/45[4]	3,300,000	3,246,410
Series 2005-HE5, Cl. M3, 1.692%, 11/25/35[4]	8,121,777	7,470,943
Series 2007-HS1, Cl. M4, 3.482%, 2/25/47[4]	6,600,000	6,660,900
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 1.682%, 12/25/35[4]	1,836,000	1,811,765
New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 1.967%, 6/25/35[4]	5,500,000	5,350,344
Park Place Securities, Inc., Series 2005-WCW3, Cl. M1, 1.712%, 8/25/35[4]	4,550,773	4,539,901
RASC Series Trust:
Series 2005-KS8, Cl. M5, 1.872%, 8/25/35[4]	2,993,634	2,775,492
Series 2006-KS2, Cl. M2, 1.622%, 3/25/36[4]	14,625,000	13,743,813
Raspro Trust, Series 2005-1A, Cl. G, 1.674%, 3/23/24[3,4]	13,445,325	13,041,965

Total Asset-Backed Securities (Cost $61,408,606)		67,482,296
Mortgage-Backed Obligations—4.5%
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Cl. M1, 1.877%, 4/25/34[4]	3,558,338	3,468,289

4         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 2.012%, 6/25/35[4]	$4,000,000	$3,995,870
Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 3.032%, 11/25/34[4]	2,467,978	2,445,578
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Cl. M3, 2.177%, 10/25/34[4]	1,250,000	1,221,192
First NLC Trust, Series 2005-4, Cl. A4, 1.622%, 2/25/36[4]	11,003,000	10,496,331
Home Equity Asset Trust, Series 2005-5, Cl. M2, 1.997%, 11/25/35[4]	1,677,858	1,678,484
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 1.722%, 8/25/35[4]	1,298,061	1,288,784
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 3.108%, 4/21/34[4]	310,410	316,672
RAMP Trust:
Series 2005-RS2, Cl. M4, 1.952%, 2/25/35[4]	4,469,000	4,474,882
Series 2005-RS6, Cl. M2, 1.997%, 6/25/35[4]	461,501	458,291
Series 2006-EFC1, Cl. M2, 1.632%, 2/25/36[4]	5,490,000	5,256,147
Series 2006-NC3, Cl. A3, 1.502%, 3/25/36[4]	16,698,000	16,337,079
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 1.552%, 5/25/37[4,5]	6,984,501	6,812,894

Total Mortgage-Backed Obligations (Cost $44,062,697)		58,250,493
Non-Convertible Corporate Bonds and Notes—12.0%
Consumer Discretionary—0.3%
Automobiles—0.3%
American Honda Finance Corp., 1.50% Sr. Unsec. Nts., 11/19/18	2,000,000	1,998,792
Daimler Finance North America LLC, 1.875% Sr. Unsec. Nts., 1/11/18[5]	1,500,000	1,502,286

		3,501,078
Media—0.0%
Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[5]	223,000	236,937
Consumer Staples—0.3%
Beverages—0.2%
PepsiCo, Inc., 1.35% Sr. Unsec. Nts., 10/4/19	2,000,000	1,991,046
Food & Staples Retailing—0.1%
Kroger Co. (The), 6.40% Sr. Unsec. Nts., 8/15/17	1,900,000	1,903,097
Energy—2.3%
Oil, Gas & Consumable Fuels—2.3%
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[5]	25,415,000	27,679,476
TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	1,310,000	1,310,544

		28,990,020
Financials—8.4%
Capital Markets—1.4%
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[4,6]	54,000	48,465

5         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Goldman Sachs Group, Inc. (The):
6.15% Sr. Unsec. Nts., 4/1/18	$2,000,000	$2,058,216
5.70% Jr. Sub. Perpetual Bonds, Series L4,6	13,700,000	14,326,501
Morgan Stanley, 6.625% Sr. Unsec. Nts., 4/1/18	1,350,000	1,393,234

		17,826,416
Commercial Banks—7.0%
Bank of America Corp.:
2.00% Sr. Unsec. Nts., 1/11/18	2,000,000	2,004,144
8.00% Jr. Sub. Perpetual Bonds, Series K4,6	14,609,000	15,029,009
Bank of Montreal:
1.828% Sr. Unsec. Nts., 12/12/19[4]	800,000	804,821
2.10% Sr. Unsec. Nts., 12/12/19	1,200,000	1,206,545
Bank of Nova Scotia (The), 1.65% Sr. Unsec. Nts., 6/14/19	2,000,000	1,996,062
Citigroup, Inc.:
1.55% Sr. Unsec. Nts., 8/14/17	2,000,000	2,000,134
5.875% Jr. Sub. Perpetual Bonds[4,6]	16,543,000	17,411,507
Commonwealth Bank of Australia, 1.375% Sr. Unsec. Nts., 9/6/18[5]	2,000,000	1,994,458
JPMorgan Chase & Co.:
6.00% Sr. Unsec. Nts., 1/15/18	3,000,000	3,059,067
7.90% Jr. Sub. Perpetual Bonds, Series 1[4,6]	15,324,000	15,917,805
Nordea Bank AB, 1.625% Sr. Unsec. Nts., 9/30/19[5]	1,000,000	994,333
Royal Bank of Canada, 1.625% Sr. Unsec. Nts., 4/15/19	2,000,000	1,996,326
Skandinaviska Enskilda Banken AB, 1.806% Sr. Unsec. Nts., 9/13/19[4,5]	1,300,000	1,307,519
Societe Generale SA:
2.379% Sr. Unsec. Nts., 10/1/18[4]	1,000,000	1,009,525
2.625% Sr. Unsec. Nts., 10/1/18	1,000,000	1,011,125
Sumitomo Mitsui Banking Corp., 1.966% Sr. Unsec. Nts., 1/11/19	750,000	751,514
SunTrust Banks, Inc., 6% Sr. Unsec. Nts., 9/11/17	2,250,000	2,260,847
Svenska Handelsbanken AB, 1.50% Sr. Unsec. Nts., 9/6/19	1,500,000	1,489,643
Toronto-Dominion Bank (The), 1.724% Sr. Unsec. Nts., 1/18/19[4]	1,200,000	1,204,856
Wells Fargo & Co.:
5.625% Sr. Unsec. Nts., 12/11/17	1,000,000	1,015,258
7.98% Jr. Sub. Perpetual Bonds, Series K4,6	14,821,000	15,376,788

		89,841,286
Information Technology—0.1%
Technology Hardware, Storage & Peripherals—0.1%
Apple, Inc., 1.90% Sr. Unsec. Nts., 2/7/20	1,000,000	1,005,850
Materials—0.6%
Metals & Mining—0.6%
Freeport-McMoRan, Inc., 2.375% Sr. Unsec. Nts., 3/15/18	7,550,000	7,559,438
Telecommunication Services—0.0%
Diversified Telecommunication Services—0.0%
Verizon Communications, Inc., 1.375% Sr. Unsec. Nts., 8/15/19	400,000	397,279

Total Non-Convertible Corporate Bonds and Notes (Cost $148,522,368)		153,252,447

6         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Convertible Corporate Bond and Note—0.5%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr.
Unsec. Nts., 12/1/40 (Cost $6,655,030)[5]	$6,550,000	$6,721,937
Corporate Loans—9.4%
1011778 BC ULC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.484%-3.546%, 2/16/24[4]	224,436	224,483
21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.425%, 4/30/22[4]	64,737	61,582
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.728%, 5/8/20[4]	142,791	131,011
Abacus Innovations Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 8/16/23[4]	288,550	291,225
Acadia Healthcare Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.977%, 2/16/23[4]	61,320	62,163
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.227%, 10/18/21[4]	122,127	123,145
Air Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.46%, 10/6/23[4]	95,000	95,713
Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.484%, 4/28/22[4]	92,857	91,077
Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/16/21[4]	182,206	184,596
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 3.984%, 8/25/21[4]	295,714	295,755
Tranche B6, 4.251%, 6/22/23[4]	260,806	261,230
Alliance Healthcare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%-4.554%, 6/3/19[4]	220,748	221,207
Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.564%, 8/12/22[4]	106,280	106,852
Allied Universal Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.046%, 7/28/22[4]	314,735	315,751
Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.736%, 6/13/24[4]	390,000	393,072
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.054%, 7/15/25[4]	229,425	229,568
Altice US Finance I Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.483%, 7/28/25[4]	64,838	64,894
Amaya Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 8/1/21[4]	218,921	220,198
AMC Entertainment Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.476%, 12/15/22[4]	29,924	30,042
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.734%, 4/28/23[4]	123,750	124,343
Tranche B, 3.726%, 12/14/23[4]	260,000	261,323
American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.49%, 4/6/24[4]	237,600	237,575
American Builders & Contractors Supply Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.734%, 10/31/23[4]	89,775	90,372

7         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
American Casino & Entertainment Properties, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.484%, 7/7/22[4]	$59,017	$59,460
American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.474%, 8/4/20[4,7]	239,526	149,704
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[4]	36,735	36,046
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.546%, 1/25/21[4]	227,202	229,166
Arctic LNG Carriers Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.734%, 5/18/23[4]	170,000	170,850
Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.796%, 8/4/21[4]	102,564	103,205
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.00%, 11/23/20[4]	127,305	129,374
Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.27%, 5/23/21[4,8]	538,930	533,204
Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.724%, 4/14/21[4]	187,462	189,024
Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 8/21/22[4]	253,903	212,009
ASP AMC Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.796%, 4/22/24[4]	299,949	298,887
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 4.484%, 8/4/22[4]	714,684	718,481
Tranche B5, 4.234%, 11/3/23[4]	211,752	213,529
ATS Consolidated, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.728%, 5/31/24[4]	125,000	125,547
Avantor Performance Materials Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.24%, 3/11/24[4]	91,138	91,764
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 6.417%, 5/29/20[4,7]	1,182,323	978,372
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 8.724%-8.733%, 1/24/18[4]	215,000	222,346
Avolon TLB Borrower 1 US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.978%, 3/21/22[4]	960,000	964,628
AVSC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.724%, 4/29/24[4]	210,000	210,000
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.296%, 6/1/24[4]	7,900,871	7,942,619
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.474%, 6/5/20[4]	405,669	405,585
Tranche B, 6.296%, 12/15/23[4]	490,000	477,881
Berry Plastics Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche I, 3.724%-3.734%, 10/1/22[4]	387,534	389,423
Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.55%, 7/17/20[4]	367,809	261,144
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.968%, 2/3/24[4]	83,528	81,962
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.304%, 6/30/21[4]	241,026	240,454

8         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Blucora, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.037%, 5/22/24[4]	$105,600	$106,216
BMC Foreign Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.296%, 9/10/22[4]	39,230	39,377
BMC Software Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.234%, 9/10/22[4]	365,806	368,530
Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.694%, 9/15/23[4]	168,478	169,402
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 3.98%, 8/13/21[4]	130,000	130,638
BWAY Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.474%, 4/3/24[4]	235,000	236,053
Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 1.50%, 3/1/18[4,9]	53,125	62,754
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 3.553%, 4/3/24[4,10]	390,000	391,706
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 1.50%, 12/31/17[4,9]	61,938	80,209
Tranche B6, 1.50%, 3/1/18[4,9]	176,047	210,817
Tranche B7, 1.50%, 1/28/18[4,9]	144,168	182,192
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.734%, 10/11/20[4]	818,018	824,766
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.234%, 5/8/21[4]	724,662	730,640
California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.601%, 12/31/21[4]	115,000	123,817
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 4.05%, 1/15/24[4]	310,685	312,142
Tranche B7, 4.05%, 5/31/23[4]	34,737	34,901
Camelot Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.734%, 10/3/23[4]	203,465	205,203
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.24%, 3/25/24[4]	85,000	85,914
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.254%, 6/7/19[4]	119,427	119,367
Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.647%-5.677%, 12/8/23[4]	124,375	126,241
Cavium, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.482%, 8/16/22[4]	131,196	132,262
CBS Radio, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.803%, 3/2/24[4,10]	105,000	106,181
CEC Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.234%, 2/12/21[4]	163,655	163,796
CenturyLink, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.75%, 1/31/25[4]	875,000	864,405
CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.952%, 8/30/20[4]	17,691	17,818
CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 3.952%, 8/30/20[4]	146,912	147,968
Tranche B3, 3.952%, 8/30/20[4]	44,222	44,540

9         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Ceridian HCM Holdings, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.734%, 9/15/20[4]	$217,233	$217,188
CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.814%, 3/19/21[4]	58,524	55,086
CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%-6.814%, 3/19/21[4]	117,690	110,776
Change Healthcare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.984%, 3/1/24[4]	718,200	722,789
Charter Communications Operating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche H, 3.24%, 1/15/22[4]	89,322	89,880
Tranche I, 3.484%, 1/15/24[4]	567,813	572,229
Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.734%, 4/9/21[4]	505,834	414,152
Chesapeake Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.686%, 8/23/21[4]	175,000	188,727
CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche G, 3.804%-3.984%, 12/31/19[4]	100,936	101,101
Tranche H, 3.952%-4.234%, 1/27/21[4]	322,374	322,662
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.227%, 9/10/20[4]	261,498	262,969
CityCenter Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.732%, 4/18/24[4]	165,000	165,825
Clark Equipment Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.929%, 5/18/24[4]	149,625	150,747
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.984%, 1/30/19[4]	2,681,691	2,188,930
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 8.734%, 7/30/19[4]	57,055	46,036
Colorado Buyer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.17%, 5/1/24[4]	209,000	211,264
Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.984%, 11/12/20[4]	174,680	152,409
Compass Group Diversified Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.984%, 6/4/21[4]	138,600	139,755
Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.55%, 12/15/21[4]	238,955	240,257
Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.24%, 10/5/23[4]	249,239	249,987
Continental Building Products Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.796%, 8/18/23[4]	237,770	239,999
Cooper-Standard Automotive, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.546%, 11/2/23[4]	100,747	101,112
Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.727%, 10/27/22[4]	69,475	70,018
CPI Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.962%, 8/17/22[4]	103,939	90,427
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.796%, 12/20/19[4]	208,338	150,785
CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.476%, 7/17/25[4]	174,375	174,375

10         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.30%, 7/3/20[4]	$73,274	$71,106
CWGS Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.973%-4.984%, 11/8/23[4]	159,465	160,960
Cypress Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.054%, 7/5/21[4,10]	140,000	141,283
Cypress Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.98%, 7/5/21[4]	243,590	245,823
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.178%, 5/19/23[4]	120,000	120,900
Dayton Power & Light Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.48%, 8/24/22[4]	199,000	202,293
Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.73%, 9/7/23[4]	803,935	809,069
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.546%, 10/6/23[4]	9,080,000	9,115,185
Delta 2 Lux Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.504%, 2/1/24[4]	434,814	436,505
Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.621%-6.672%, 2/28/20[4]	253,512	254,463
Digicel International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.94%, 5/27/24[4]	165,000	166,805
DigitalGlobe, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.976%, 1/15/24[4]	194,025	194,722
DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.476%-4.477%, 6/8/20[4]	385,121	384,255
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.076%-4.296%, 4/6/24[4]	305,000	307,055
Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 4/9/20[4]	134,743	129,016
Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.063%, 3/31/21[4,7]	368,944	258,261
Drillships Ocean Ventures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.563%, 7/25/21[4,7]	194,362	172,132
DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.304%-4.546%, 11/4/21[4]	139,644	140,359
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.476%, 2/7/24[4]	399,000	401,058
Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.226%, 10/2/23[4]	493,445	497,331
EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 6/28/23[4]	118,153	119,408
Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.563%, 4/17/24[4]	284,288	284,228
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.726%, 7/30/21[4]	188,874	190,668
Energy Transfer Equity LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.974%, 2/2/24[4]	60,000	60,294
Engility Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.476%, 8/12/20[4]	78,625	79,107

11         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Engility Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: (Continued)
Tranche B2, 4.976%, 8/14/23[4]	$200,096	$202,513
Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.98%, 6/1/22[4]	178,571	179,305
ESH Hospitality, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.726%, 8/30/23[4]	69,650	70,085
Everi Payments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.754%, 5/9/24[4]	210,000	212,789
ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.046%, 9/18/21[4]	313,650	217,202
Federal-Mogul Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.98%, 4/15/21[4]	837,756	843,079
Ferro Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.726%, 2/14/24[4]	84,788	85,344
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.296%, 8/31/20[4]	48,000	45,840
First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.546%, 6/30/22[4]	107,904	104,128
First American Payment Systems LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.973%, 1/5/24[4]	109,729	110,095
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.477%, 7/8/22[4]	137,429	137,893
Tranche B, 3.727%, 4/26/24[4]	400,660	402,939
Floatel International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.296%, 6/27/20[4]	68,461	51,346
Fly Funding II Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.43%, 2/9/23[4]	138,508	138,854
Focus Financial Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.549%, 7/3/24[4]	55,000	55,584
Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.726%, 11/30/23[4]	79,600	80,305
FPC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.296%, 11/19/19[4]	70,354	69,716
Frontier Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.98%, 6/15/24[4]	280,000	269,920
Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.226%, 5/24/24[4]	324,642	328,295
Gardner Denver, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.546%, 7/30/20[4]	104,149	104,813
Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.546%, 4/1/24[4]	282,235	284,246
Gateway Casinos & Entertainment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.046%, 2/22/23[4]	65,000	65,596
Generac Power Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.549%, 5/31/23[4]	134,000	134,754
Genesys Telecommunications Laboratories, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.007%, 12/1/23[4,10]	139,650	140,763
Genoa a QoL Healthcare Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.984%, 10/30/23[4]	84,363	85,122

12         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 10/18/19[4]	$146,331	$136,179
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.046%, 5/23/20[4]	462,765	466,453
Go Daddy Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.726%, 2/15/24[4]	252,142	253,419
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/21/19[4]	502,955	508,928
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.724%, 2/7/24[4]	29,925	30,164
Gulf Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.55%, 8/25/23[4]	234,649	226,925
Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 12/12/17[4]	80,380	29,264
Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/23/18[4,7]	799,729	295,900
Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 13.226%, 12/11/17[4,10]	40,190	40,190
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.484%, 8/18/23[4]	246,185	247,074
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 7.296%, 12/31/21[4]	180,095	181,596
Tranche B6, 6.796%, 2/9/22[4]	266,025	267,078
Harsco Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 11/2/23[4]	99,500	101,521
HCA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B8, 3.484%, 2/15/24[4]	114,713	115,655
HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.046%, 8/13/21[4]	239,261	240,195
Tranche B2, 4.046%, 10/17/23[4]	178,650	179,878
Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.234%, 6/2/21[4]	58,697	59,064
Helix Gen Funding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.96%, 6/3/24[4]	172,478	174,526
HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 6/18/20[4]	203,414	85,434
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 6/30/21[4]	182,519	183,926
HLF Financing Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.734%, 2/15/23[4]	196,250	198,908
Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.734%, 8/3/22[4]	267,583	270,231
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.035%, 10/2/20[4]	557,376	562,211
Huntsman International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.234%, 4/1/23[4]	288,818	291,041
Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/29/22[4]	246,021	249,157
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.296%, 10/31/21[4]	279,300	282,268

13         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Ineos Styrolution US Holding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.046%, 3/29/24[4]	$159,201	$160,221
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.007%, 3/31/22[4]	122,926	123,627
Tranche B, 4.007%, 4/1/24[4]	99,500	100,192
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.046%, 2/1/22[4]	282,494	282,519
Informatica Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 8/5/22[4]	275,048	275,936
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.67%, 5/1/24[4]	315,000	316,050
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 6/30/19[4]	240,000	239,475
InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.80%, 6/12/20[4]	294,725	295,554
Internap Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.23%, 4/6/22[4]	90,000	91,350
International Equipment Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.296%, 8/16/19[4]	83,181	83,181
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.13%, 12/18/20[4]	847,109	853,638
iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.305%, 4/11/23[4]	145,000	146,450
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.82%, 8/6/21[4]	515,063	499,612
IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.82%, 2/4/22[4]	161,028	140,094
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.299%, 4/1/21[4]	293,986	293,159
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.049%, 4/1/22[4]	54,964	52,903
iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.973%-4.978%, 7/1/20[4]	301,875	304,516
Ivanti Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.49%, 1/20/24[4]	129,694	129,126
Jacobs Douwe Egberts International BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.438%, 7/4/22[4]	85,000	85,478
Jaguar Holding Co. II, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.984%-4.046%, 8/18/22[4]	317,810	320,238
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.45%, 6/23/23[4]	341,250	338,477
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.234%, 7/29/22[4]	208,644	209,013
Tranche B2, 4.234%, 7/29/22[4]	61,319	61,427
Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.82%, 8/29/21[4]	279,714	281,506
KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.226%, 6/16/23[4]	244,396	245,924
KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.793%, 8/26/22[4]	69,129	70,020

14         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.813%, 4/9/21[4]	$460,735	$461,694
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.546%, 2/2/24[4]	330,000	330,275
KUEHG Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.046%, 8/12/22[4]	234,410	236,021
La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.054%, 4/14/21[4]	231,725	233,716
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.733%-4.007%, 10/4/23[4]	428,673	429,477
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.734%, 4/26/24[4]	319,200	321,694
Legendary Pictures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.296%, 4/22/20[4]	465,000	465,581
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.061%, 8/16/23[4]	94,288	94,916
Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.479%, 2/22/24[4]	240,000	241,275
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.804%, 1/7/22[4]	305,000	303,704
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 6.546%, 11/30/18[4]	141,409	119,491
Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.226%, 2/15/24[4]	204,488	207,299
Lions Gate Entertainment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.234%, 12/8/23[4]	276,125	278,886
Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.546%, 4/18/19[4]	101,606	97,542
Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.546%, 4/17/20[4]	45,073	42,425
LS Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 5/21/22[4]	181,943	184,217
LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.546%, 4/13/20[4]	768,477	772,526
MA FinanceCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.979%, 6/21/24[4]	82,823	82,918
Tranche B2, 3.811%, 11/19/21[4]	165,000	165,172
MacDermid, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 4.234%, 6/7/23[4]	69,825	70,330
MacDonald Dettwiler & Associates Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.767%, 7/6/24[4,10]	130,000	130,122
MACOM Technology Solutions Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.478%, 5/17/24[4]	150,000	150,000
MaxLinear, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.724%, 5/13/24[4]	95,294	95,771
Mediacom Illinois LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche K, 3.45%, 2/15/24[4]	34,913	35,196
MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.049%, 8/13/21[4]	280,425	262,431

15         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.733%, 12/31/23[4]	$182,556	$181,937
Men’s Wearhouse, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.563%-4.75%, 6/18/21[4]	152,493	148,427
Mergermarket USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.734%, 2/4/21[4]	102,167	102,295
MGM Growth Properties Operating Partnership LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.484%, 4/25/23[4]	84,785	85,227
MH Sub I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.984%, 7/8/21[4]	319,404	322,249
Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.974%-3.984%, 1/30/23[4]	164,304	164,612
Micron Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.80%, 4/26/22[4]	29,924	30,221
Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.234%, 9/28/23[4]	109,450	110,271
Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.738%, 1/17/24[4]	81,628	82,266
Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.738%, 1/17/24[4,10]	7,351	7,408
Monarchy Enterprises Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.734%, 10/13/22[4]	700,000	696,500
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.796%, 9/30/22[4]	271,890	275,221
MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.296%, 6/7/23[4]	255,404	256,707
MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.296%, 10/18/22[4]	74,438	70,157
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 8.546%, 4/16/20[4]	1,171,118	1,144,403
Tranche B3, 9.046%, 4/17/20[4]	507,439	495,388
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.296%, 1/31/21[4]	208,244	210,099
Nature’s Bounty Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 5/5/23[4]	99,003	99,322
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.23%, 8/7/20[4]	587,013	593,983
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.474%, 10/25/20[4]	6,920,924	5,179,156
NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.484%, 7/21/22[4]	194,499	194,863
New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.046%, 7/31/19[4]	109,717	89,419
Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.738%, 1/17/24[4,10]	60,147	60,617
Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.238%, 1/17/24[4]	667,713	671,155
NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 1/8/24[4]	373,125	376,118

16         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Nomad Foods Europe Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.976%, 5/15/24[4]	$140,000	$141,444
Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.702%, 3/31/21[4]	435,005	435,731
NPC International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.727%, 4/19/24[4]	55,000	55,567
NRG Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.546%, 6/30/23[4]	356,138	357,187
OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.929%, 8/20/19[4]	145,119	146,207
ON Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.484%, 3/31/23[4]	76,594	76,968
Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.296%-5.299%, 11/27/20[4]	259,374	245,627
Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.313%, 2/8/19[4]	406,682	191,818
Ortho-Clinical Diagnostics, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 5.046%, 6/30/21[4]	118,569	118,866
Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%-4.32%, 8/19/22[4]	133,988	134,502
Peabody Energy Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.734%, 3/31/22[4]	193,109	194,135
Penn National Gaming, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.796%, 1/19/24[4]	49,875	50,182
Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.311%, 1/26/23[4]	346,899	315,245
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.23%, 3/11/22[4]	562,361	534,627
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.49%, 9/29/20[4]	196,611	196,857
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 9/29/21[4]	76,013	74,873
Polycom, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.476%-6.484%, 9/27/23[4]	141,853	144,099
Post Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.49%, 5/24/24[4]	390,000	392,011
Premiere Global Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 12/8/21[4]	68,820	68,848
Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.257%, 10/31/22[4]	223,553	227,651
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.984%, 11/15/23[4]	472,675	474,152
Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.234%, 2/1/24[4]	478,800	473,414
RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%-4.063%, 8/21/23[4]	216,910	218,243
Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.484%, 7/20/22[4]	227,706	229,414
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.734%, 9/7/23[4]	411,888	374,818

17         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.234%, 2/5/23[4]	$412,845	$415,039
RHP Hotel Properties LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.44%, 5/11/24[4]	54,863	55,205
Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.99%, 8/21/20[4]	63,202	63,510
Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.49%, 4/24/22[4]	243,750	240,568
Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.728%, 6/13/23[4]	99,250	99,970
Royal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.546%, 6/20/22[4]	226,494	228,617
Sable International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.734%, 1/31/25[4]	170,000	170,407
Sabre GLBL, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.984%, 2/22/24[4]	422,649	426,498
Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.296%, 11/9/20[4]	444,406	348,118
SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.49%, 3/24/21[4]	149,231	150,304
SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.49%, 6/10/22[4]	119,391	120,037
Science Applications International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.688%, 5/4/22[4]	135,000	136,160
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B3, 5.233%-5.234%, 10/1/21[4]	448,512	450,995
Tranche B4, 4.814%, 8/14/24[4,10]	450,000	453,096
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.296%, 2/21/21[4]	454,067	312,171
Seattle SpinCo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.03%, 6/21/24[4]	549,888	550,518
SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 4.296%, 4/1/24[4]	95,992	96,404
Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.75%, 4/30/20[4]	194,704	196,895
Tranche B2, 4.75%, 4/30/20[4]	9,624	9,694
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.76%-6.75%, 3/6/24[4]	84,788	85,794
Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.679%-4.799%, 11/8/23[4,10]	467,425	468,352
SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.061%, 7/31/25[4]	49,875	49,875
Tranche B10, 4.561%, 1/14/25[4]	413,873	416,275
Sheridan Investment Partners II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%, 12/16/20[4]	102,924	86,842
Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%, 12/16/20[4]	14,367	12,122
Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%, 12/16/20[4]	5,331	4,498

18         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
SIG Combibloc US Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.234%, 3/11/22[4]	$269,258	$271,194
Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.976%-4.046%, 5/1/21[4]	213,036	214,894
Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.48%, 1/3/24[4]	304,470	305,293
Solenis International LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.274%-4.304%, 7/31/21[4]	55,929	56,239
Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.507%, 3/3/23[4]	74,622	75,188
Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.546%, 8/4/21[4]	200,404	179,111
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.73%, 6/8/23[4]	420,934	422,250
Superior Industries International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.787%, 3/22/24[4]	185,000	186,388
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.734%, 6/8/24[4]	164,588	164,279
Synchronoss Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.757%, 1/19/24[4,10]	169,538	169,538
Talen Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.24%, 7/15/23[4]	323,377	313,979
Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.984%, 2/6/24[4]	239,400	239,250
Technicolor SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.952%, 12/6/23[4]	129,675	129,351
Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AI, 3.976%, 6/30/25[4]	385,000	387,509
Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.227%, 5/1/24[4]	419,000	422,579
Tessera Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.484%, 12/1/23[4]	298,500	301,858
TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.984%, 6/30/22[4]	564,381	566,850
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/7/24[4]	280,032	281,140
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 4.234%, 6/9/23[4]	11,004,704	11,076,928
Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.432%, 9/2/21[4]	728,204	730,220
Tribune Media Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.234%, 1/26/24[4]	373,508	375,609
Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 3/19/20[4]	418,633	422,136
TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.484%, 5/31/21[4]	148,215	150,346
Uber Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.227%, 7/13/23[4]	59,550	59,751
Ultra Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 4.224%, 4/12/24[4]	170,000	170,000

19         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
United Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.561%, 4/1/24[4]	$134,663	$135,605
Uniti Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.234%, 10/24/22[4]	412,925	413,568
Univar USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.984%, 7/1/22[4]	411,990	414,822
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C5, 3.984%, 3/15/24[4]	630,141	628,303
UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AP, 3.976%, 4/15/25[4]	390,000	392,486
USI, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.18%, 5/16/24[4]	225,000	224,695
VC GB Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.984%, 2/28/24[4]	139,657	140,879
Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.796%, 1/27/23[4]	277,102	279,930
Versum Materials, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.796%, 9/29/23[4]	129,025	130,396
Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.234%, 11/30/23[4]	362,877	366,846
Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche I, 3.976%, 1/31/25[4]	450,000	452,719
Visteon Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.274%-3.546%, 3/24/24[4]	95,307	95,903
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.976%-3.984%, 8/4/23[4]	379,627	381,455
Tranche C, 3.977%, 8/4/23[4]	87,073	87,432
WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.99%, 10/15/19[4]	355,001	356,000
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/2/20[4,10]	25,000	24,660
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.48%-4.55%, 4/2/20[4]	1,304,406	1,286,674
Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.796%, 6/19/21[4]	70,131	68,203
West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B12, 3.734%-3.796%, 6/17/23[4]	1,228,231	1,230,227
Western Digital Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.983%, 4/29/23[4]	415,811	419,546
Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.452%, 2/23/22[4]	982,800	999,802
WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.476%, 8/18/23[4]	415,000	415,713
William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.49%, 5/6/21[4]	303,475	305,446
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.23%, 3/29/21[4]	99,250	98,630
WMG Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.727%, 11/1/23[4]	224,697	225,926

20         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.811%, 12/28/19[4]	$103,463	$100,617
XPO Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.554%, 11/1/21[4]	709,000	712,801

Total Corporate Loans (Cost $122,505,647)		121,081,178

	Shares
Structured Security—%
Africa Telecommunications Media & Technology Fund 1 LLC[3,7] (Cost $10,000,000)	9,542,930	—

			Exercise Price	Expiration Date		Contracts
Exchange-Traded Option Purchased—0.2%
S&P 500 Index Call[1] (Cost $2,035,543)		USD	2,500.000	10/20/17	USD	1,000.00	2,618,000

	Counter- party					Contracts
Over-the-Counter Option Purchased—0.0%
CNH Currency Put[1] (Cost $1,886,660)	CITNA-B	CNH	7.300	11/29/17	CNH	608,600,000	59,034

	Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate		Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 1/24/29 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.708%	1/22/19	JPY	795,000	26,574
Interest Rate Swap maturing 1/28/30 Call[1]	GSCOI	Receive	Three-Month USD BBA LIBOR	2.974	1/24/20	USD	94,000	2,616,595
Interest Rate Swap maturing 11/21/28 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.850	11/19/18	JPY	749,000	11,568
Interest Rate Swap maturing 11/22/27 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	8,024,000	1
Interest Rate Swap maturing 7/25/28 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	2,000,000	5,427

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $6,409,136)								2,660,165

21         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Short-Term Notes—5.8%
Agrium, Inc., 1.574%, 9/25/17[11,12]	$1,600,000	$1,596,336
Ameren Illinois Co., 1.33%, 8/1/17[12]	2,300,000	2,299,912
Amphenol Corp., 1.38%, 8/2/17[12]	2,000,000	1,999,846
Avery Dennison Co., 1.30%, 8/1/17[11,12]	2,300,000	2,299,912
Bell Canada, 1.39%, 8/28/17[11,12]	2,300,000	2,297,456
Bemis Co., Inc., 1.401%, 8/14/17[5,11,12]	2,300,000	2,298,720
CBS Corp., 1.392%, 8/29/17[11,12]	2,000,000	1,997,657
CenterPoint Energy Resources Corp., 1.432%, 8/23/17[11,12]	2,300,000	2,297,875
Commonwealth Edison Co., 1.39%, 8/3/17[11,12]	2,000,000	1,999,768
CVS Caremark Corp., 1.30%, 8/1/17[5,11,12]	2,300,000	2,299,912
Danske Corp., 1.461%, 10/20/17[11,12]	3,000,000	2,989,963
Deutsche Telekom International Finance BV, 1.573%, 1/25/18[12]	1,100,000	1,090,694
Dollar General Corp., 1.472%, 8/22/17[5,11,12]	1,700,000	1,698,365
Duke Energy Corp., 1.445%, 10/17/17[5,11,12]	2,000,000	1,993,530
Eastman Chemical Co., 1.391%, 8/16/17[11,12]	2,000,000	1,998,724
Eaton Corp., 1.402%, 8/24/17[5,11,12]	2,000,000	1,998,071
Eni Finance USA, Inc., 1.432%, 8/25/17[11,12]	1,700,000	1,698,361
Equifax, Inc., 1.443%, 9/25/17[5,11,12]	2,200,000	2,194,962
ERAC USA Finance LLC, 1.431%, 8/21/17[11,12]	2,000,000	1,998,317
Ford Motor Credit Co. LLC, 1.623%, 9/1/17[11,12]	3,000,000	2,996,011
Hitachi Capital America Corp., 1.502%, 8/16/17[12]	1,000,000	999,362
HP, Inc., 1.574%, 9/29/17[12]	2,000,000	1,996,217
Hyundai Capital America, 1.30%, 8/1/17[11,12]	2,300,000	2,299,912
Interpublic Group of Cos., Inc. (The), 1.442%, 8/24/17[5,11,12]	1,700,000	1,698,389
Leggett & Platt, Inc., 1.422%, 8/31/17[5,11,12]	2,200,000	2,197,242
Marriott International, Inc., 1.451%, 8/16/17[5,11,12]	1,700,000	1,698,915
McKesson Corp., 1.431%, 8/14/17[5,11,12]	1,700,000	1,699,054
Mondelez International, Inc., 1.526%, 10/24/17[11,12]	2,000,000	1,992,917
NetApp, Inc., 1.422%, 8/21/17[5,12]	1,700,000	1,698,569
Omnicom Capital, Inc., 1.421%, 8/22/17[11,12]	1,000,000	999,118
Omnicom Group, Inc., 1.462%, 8/8/17[11,12]	1,200,000	1,199,624
Reckitt Benckiser Group plc, 1.221%, 8/25/17[11,12]	3,000,000	2,997,567
Schlumberger Holdings Corp., 1.486%, 10/26/17[5,11,12]	2,000,000	1,992,885
Sempra Energy, 1.453%, 9/12/17[11,12]	1,700,000	1,697,027
Telus Corp., 1.536%, 10/25/17[5,12]	1,600,000	1,594,263
Vodafone Group plc, 1.536%, 10/3/17[12]	2,000,000	1,994,741
Whirlpool Corp., 1.454%, 9/25/17[12]	1,700,000	1,696,107
WPP CP Finance plc, 1.585%, 10/2/175,[11,12]	1,100,000	1,097,155
WPP CP Finance plc, 1.637%, 11/1/175,[11,12]	1,100,000	1,095,695

Total Short-Term Notes (Cost $74,691,165)		74,689,151

	Shares
Investment Companies—5.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.94%[13,14]	28,911,071	28,911,071

22         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares	Value

Investment Companies (Continued)
SPDR Gold Trust Exchange Traded Fund[1,15]	324,890	$39,230,468
Total Investment Companies (Cost $67,627,881)		68,141,539

Total Investments, at Value (Cost $1,114,833,481)	99.2%	1,272,260,291

Net Other Assets (Liabilities)	0.8	9,911,437

Net Assets	100.0%	$1,282,171,728

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $115,026,195. See Note 7 of accompanying Consolidated Notes.

3. Restricted security. The aggregate value of restricted securities at period end was $21,882,728, which represents 1.71% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Africa Telecommunications Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$—	$(10,000,000)
Airspeed Ltd., Series 2007-1A, Cl. G1, 1.496%, 6/15/32	7/10/13	4,113,814	4,128,036	14,222
Airspeed Ltd., Series 2007-1A, Cl. G2, 1.506%, 6/15/32	1/9/13 – 1/25/13	4,932,285	4,712,727	(219,558)
Raspro Trust, Series 2005-1A, Cl. G, 1.674%, 3/23/24	2/9/16	13,053,197	13,041,965	(11,232)

		$ 32,099,296	$ 21,882,728	$ (10,216,568)

4. Represents the current interest rate for a variable or increasing rate security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $74,505,567 or 5.81% of the Fund’s net assets at period end.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

7. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. Interest or dividend is paid-in-kind, when applicable.

9. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

10. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

11. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $59,319,440 or 4.63% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

12. Current yield as of period end.

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

23         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares July 31, 2017

Oppenheimer Institutional
Government Money Market Fund,
Cl. E	149,404,417	597,820,959	718,314,305	28,911,071

			Value	Income

Oppenheimer Institutional Government Money Market
Fund, Cl. E			$28,911,071	$129,054

14. Rate shown is the 7-day yield at period end.

15. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

	Shares Sold Short	Value

Securities Sold Short—(26.7)%
Common Stock Securities Sold Short—(26.7)%
AGCO Corp.	(142,130)	$(10,253,258)

Air Lease Corp., Cl. A	(130,592)	(5,168,831)

Aircastle Ltd.	(264,355)	(6,222,917)

Aker Solutions ASA[1]	(702,200)	(3,519,337)

Ally Financial, Inc.	(315,180)	(7,135,675)

AvalonBay Communities, Inc.	(17,260)	(3,319,961)

Boeing Co. (The)	(21,238)	(5,149,365)

Camden Property Trust	(74,850)	(6,714,045)

Caterpillar, Inc.	(64,510)	(7,350,914)

CBL & Associates Properties, Inc.	(483,680)	(4,251,547)

Cie Financiere Richemont SA	(103,787)	(8,816,075)

CNH Industrial NV	(387,640)	(4,465,613)

Colgate-Palmolive Co.	(206,240)	(14,890,528)

Constellation Brands, Inc., Cl. A	(27,680)	(5,351,928)

Corning, Inc.	(145,050)	(4,226,757)

Digital Realty Trust, Inc.	(140,600)	(16,216,804)

Dril-Quip, Inc.[1]	(62,050)	(2,767,430)

Entergy Corp.	(57,020)	(4,374,574)

Fastenal Co.	(122,340)	(5,255,726)

Franklin Resources, Inc.	(154,850)	(6,934,183)

General Mills, Inc.	(36,280)	(2,019,345)

GlaxoSmithKline plc, Sponsored ADR	(49,050)	(1,987,506)

HP, Inc.	(558,440)	(10,666,204)

Intel Corp.	(366,120)	(12,986,276)

International Business Machines Corp.	(82,050)	(11,870,173)

Jones Lang LaSalle, Inc.	(122,520)	(15,586,994)

Kirby Corp.[1]	(93,100)	(5,669,790)

Koninklijke Ahold Delhaize NV	(563,393)	(11,534,831)

Neste OYJ	(133,591)	(5,800,551)

Novo Nordisk AS, Sponsored ADR	(52,730)	(2,235,752)

Pennsylvania Real Estate Investment Trust	(1,442,530)	(17,151,682)

Procter & Gamble Co. (The)	(163,570)	(14,855,427)

24         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares Sold Short	Value

Common Stock Securities Sold Short (Continued)

ResMed, Inc.	(107,120)	$(8,261,094)

Rio Tinto plc, Sponsored ADR	(130,217)	(6,169,681)

RLJ Lodging Trust	(158,684)	(3,357,753)

Rowan Cos. plc, Cl. A1	(328,580)	(3,834,529)

Sanofi, ADR	(115,300)	(5,460,608)

SAP SE, Sponsored ADR	(96,510)	(10,215,584)

Southern Copper Corp.	(235,290)	(9,256,309)

Subsea 7 SA	(250,453)	(3,710,954)

Transocean Ltd.[1]	(480,050)	(4,152,433)

W.W. Grainger, Inc.	(21,935)	(3,657,442)

Wacker Chemie AG	(57,335)	(7,118,130)

Weingarten Realty Investors	(523,110)	(16,980,151)

Western Union Co. (The)	(506,830)	(10,009,893)

William Demant Holding AS1	(237,346)	(6,311,081)

Total Securities Sold Short (Proceeds $327,829,026)		$(343,245,641)

Forward Currency Exchange Contracts as of July 31, 2017
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	09/2017	USD	21,655	THB	738,000	$—	$528,405
BOA	09/2017	EUR	5,875	USD	6,717	253,714	—
BOA	09/2017	USD	12,241	CAD	16,495	—	996,980
BOA	09/2017	USD	6,623	EUR	5,875	—	348,149
BOA	09/2017	USD	323	THB	11,000	—	7,300
CITNA-B	09/2017	USD	226	AUD	300	—	13,818
CITNA-B	11/2017	USD	197	CNH	1,360	—	3,912
CITNA-B	09/2017	USD	15,971	JPY	1,750,000	68,192	1,542
JPM	09/2017	EUR	9,020	USD	10,168	534,159	—
JPM	09/2017	NOK	41,640	USD	4,908	393,230	—
JPM	11/2017	USD	13,381	CNH	95,000	—	653,647
TDB	09/2017	USD	15,968	AUD	21,185	—	970,954

Total Unrealized Appreciation and Depreciation						$1,249,295	$3,524,707

Futures Contracts as of July 31, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Euro-BONO	EUX	Sell	9/7/17	115	$18,906,706	$ (98,601)
Euro-BTP	EUX	Sell	9/7/17	193	31,127,216	(557,044)
Euro-BUND	EUX	Buy	9/7/17	315	60,390,669	(1,057,042)
Euro-OAT	EUX	Sell	9/7/17	103	18,140,954	171,818
United States Treasury Nts., 5 yr.	CBT	Sell	9/29/17	171	20,203,383	(8,282)

						$ (1,549,151)

25         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written at July 31, 2017
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Value

CNH Currency Put	CITNA-B CNH	8.000	11/29/17	CNH (667,000,000)	$693,680	$—

Centrally Cleared Credit Default Swaps at July 31, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.28	Buy	5.000%	6/20/22	USD	19,160	$1,338,220	$(1,530,521)

CDX.IG.28	Sell	1.000	6/20/22	USD	740	(13,473)	15,358

CDX.IG.28	Sell	1.000	6/20/22	USD	51,615	(935,396)	1,071,211

iTraxx.Main.27	Buy	1.000	6/20/22	EUR	46,010	979,105	(1,249,548)

iTraxx.Main.27	Buy	1.000	6/20/22	EUR	890	21,902	(24,171)

Neiman Marcus
Group LLC (The)	Buy	5.000	12/20/20	USD	6,190	358,683	1,732,322

Total Centrally Cleared Credit Default Swaps						$1,749,041	$14,651

Over-the-Counter Credit Default Swaps at July 31, 2017
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.21	CITNA-B	Buy	5.000%	12/20/18	USD	1,407	$74,649	$ (100,014)

CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD	936	(109,330)	(82,366)

CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD	471	(48,278)	(41,447)

CDX.HY.25	CITNA-B	Sell	5.000	12/20/20	USD	141	87,379	(50,072)

CDX.HY.25	CITNA-B	Sell	5.000	12/20/18	USD	444	168,875	(45,427)

CDX.HY.25	CITNA-B	Sell	5.000	12/20/20	USD	280	181,852	(99,507)

CDX.NA.HY.21	CITNA-B	Buy	5.000	12/20/18	USD	7,500	(230,208)	(533,125)

CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	1,812	1,011,495	(185,569)

CDX.NA.HY.21	GSCOI	Sell	5.000	12/20/18	USD	551	301,068	(56,413)

CDX.NA.HY.25	GSCOI	Buy	5.000	12/20/20	USD	7,500	(1,297,917)	(659,985)

CDX.NA.HY.25	GSCOI	Sell	5.000	12/20/20	USD	2,244	1,489,410	(797,329)

Malaysia	BAC	Buy	1.000	12/20/20	USD	2,900	(136,197)	(49,311)

Malaysia	BAC	Buy	1.000	12/20/20	USD	854	(35,262)	(14,521)

Malaysia	BNP	Buy	1.000	12/20/20	USD	761	(26,351)	(12,940)

Malaysia	BNP	Buy	1.000	6/20/21	USD	3,820	(112,656)	(61,318)

Malaysia	BNP	Buy	1.000	6/20/21	USD	3,000	(85,450)	(48,155)

Malaysia	BNP	Buy	1.000	12/20/20	USD	10,000	(651,135)	(170,038)

Malaysia	BNP	Buy	1.000	12/20/20	USD	1,811	(51,082)	(30,794)

Malaysia	CITNA-B	Buy	1.000	12/20/20	USD	4,295	(209,624)	(73,031)

Malaysia	MOS-A	Buy	1.000	12/20/20	USD	10,000	(502,319)	(170,038)

Total Over-the-Counter Credit Default Swaps							$(181,081)	$(3,281,400)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

26         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Corporate Debt Indexes	$52,355,000	$ —	BBB+
Non-Investment Grade Corporate Debt Indexes	5,471,726	17,814,000	BB

Total	$57,826,726	$17,814,000

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at July 31, 2017
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
0998.HK-China Citic Bank Corp. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	1,994	$(16,436)
0998.HK-China Citic Bank Corp. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	27,332	(251,757)
1988.HK-China Ninsheng Banking Corp. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	28,149	(119,747)
3328.HK-Bank of Communications Co. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	33,202	(212,224)
3968.HK-China Merchants Bank, ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	36,981	(709,974)
6818.HK-China Everbright Bank, ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	14,419	(149,055)

Total Over-the-Counter Total Return Swaps							$(1,459,193)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

27         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
GSCOI	Goldman Sachs International
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CNH	Offshore Chinese Renminbi
EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
THB	Thailand Baht

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.21	Markit CDX High Yield Index
CDX.HY.25	Markit CDX High Yield Index
CDX.HY.28	Markit CDX High Yield Index
CDX.IG.28	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
iTraxx.Main.27	Credit Default Swap Trading Index for a Specific Basket of Securities
OAT	French Government Bonds
S&P	Standard & Poor’s

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

28         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2017 Unaudited

1. Organization

Oppenheimer Fundamental Alternatives Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub- Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company,

Oppenheimer Fundamental Alternatives Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 13,268 shares with net assets of $39,201,235 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily

29         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific

30         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

3. Securities Valuation (Continued)

events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities

31         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

(including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$16,579,257	$59,782	$—	$16,639,039
Consumer Staples	48,370,334	—	—	48,370,334
Energy	65,932,146	46,832	—	65,978,978
Financials	123,288,068	59,478	—	123,347,546
Health Care	107,041,197	10,133,150	90	117,174,437
Industrials	129,043,191	—	—	129,043,191
Information Technology	101,883,279	—	—	101,883,279
Materials	38,839,960	—	—	38,839,960
Telecommunication Services	33,881,317	—	—	33,881,317
Utilities	29,412,846	—	—	29,412,846
Preferred Stocks	—	12,730,335	—	12,730,335
Rights, Warrants and Certificates	—	2,789	—	2,789
Asset-Backed Securities	—	67,482,296	—	67,482,296
Mortgage-Backed Obligations	—	58,250,493	—	58,250,493
Non-Convertible Corporate Bonds and Notes	—	153,252,447	—	153,252,447
Convertible Corporate Bond and
Note	—	6,721,937	—	6,721,937
Corporate Loans	—	120,418,740	662,438	121,081,178
Structured Security	—	—	—	—
Exchange-Traded Option Purchased	2,618,000	—	—	2,618,000
Over-the-Counter Option Purchased	—	59,034	—	59,034
Over-the-Counter Interest Rate
Swaptions Purchased	—	2,660,165	—	2,660,165
Short-Term Notes	—	74,689,151	—	74,689,151
Investment Companies	68,141,539	—	—	68,141,539

Total Investments, at Value	765,031,134	506,566,629	662,528	1,272,260,291

32         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Other Financial Instruments:
Centrally cleared swaps, at value	$—	$2,818,891	$—	$2,818,891
Futures contracts	171,818	—	—	171,818
Forward currency exchange contracts	—	1,249,295	—	1,249,295

Total Assets	$765,202,952	$510,634,815	$662,528	$1,276,500,295

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(296,434,682)	$(46,810,959)	$—	$(343,245,641)
Swaps, at value	—	(4,740,593)	—	(4,740,593)
Centrally cleared swaps, at value	—	(2,804,240)	—	(2,804,240)
Futures contracts	(1,720,969)	—	—	(1,720,969)
Over-the-Counter Options Written	—	—	—	—
Forward currency exchange contracts	—	(3,524,707)	—	(3,524,707)

Total Liabilities	$(298,155,651)	$(57,880,499)	$—	$(356,036,150)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$76,431	$(76,431)

Total Assets	$76,431	$(76,431)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management

33         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net

34         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

4. Investments and Risks (Continued)

asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$3,729,971
Sold securities	2,502,394

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$12,213,142
Market Value	$1,854,369

35         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Market Value as % of Net Assets	0.14%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $535,972, representing 0.04% of the Fund’s net assets, were subject to these forbearance agreements.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities,

36         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio

37         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $65,726,518 and $137,622,039, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $57,221,672 and $86,268,982 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

38         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $261,800 and $1,243,186 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $252,199 on written put options.

39         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of	Amount of
	Contracts	Premiums
Options outstanding as of
October 31, 2016	637,500,000	$792,200
Options written	1,000,000,000	1,040,000
Options exercised	(970,500,000)	(1,138,520)

Options outstanding as of
July 31, 2017	667,000,000	$693,680

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling

40         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $147,534,306 and $57,352,391 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

    The Fund may enter into interest rate swaps in which it pays the fixed or floating interest

41         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

    For the reporting period, the Fund had ending monthly average notional amounts of $5,544,193 on interest rate swaps which pay a fixed rate.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

    At period end, the Fund had no interest rate swap agreements outstanding.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

    Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

    The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

    The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

    The Fund may enter into total return swaps on various commodity indexes to increase or decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay or receive a fixed or a floating reference interest rate, and an amount equal to the opposite price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

    For the reporting period, the Fund had ending monthly average notional amounts of $16,633,436 on total return swaps which are short the reference asset.

42         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

    Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

    The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

    The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

    The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

    The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate

43         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

    The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

    The Fund may enter into currency swaption contracts with the obligation to pay an interest rate on the US dollar notional amount or various foreign currency notional amounts and receive an interest rate on various foreign currency notional amounts or US dollar notional amounts, with an option to replace the contractual currency as disclosed in the Consolidated Statement of Investments. This is done in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. The US dollar swaption contracts seek to increase exposure to foreign exchange rate risk. The foreign currency swaption contracts seek to decrease exposure to foreign exchange rate risk.

    During the reporting period, the Fund had an ending monthly average market value of $3,184,946 on purchased swaptions.

    At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    At period end, the Fund has required certain counterparties to post collateral of

44         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

$2,822,281.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an

45         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $465,686,489. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

8. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

46         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

8. Federal Taxes (Continued)

Federal tax cost of securities	$1,134,699,172
Federal tax cost of other investments	(310,370,650)

Total federal tax cost	$824,328,522

Gross unrealized appreciation	$187,115,717
Gross unrealized depreciation	(67,863,962)

Net unrealized appreciation	$119,251,755

47         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

STATEMENT OF INVESTMENTS July 31, 2017 Unaudited

	Shares	Value
Common Stocks—97.4%
Consumer Discretionary—10.6%
Automobiles—1.0%
Thor Industries, Inc.	131,610	$ 13,865,114
Hotels, Restaurants & Leisure—3.2%
Bloomin’ Brands, Inc.	637,860	11,117,900
Royal Caribbean Cruises Ltd.	167,010	18,883,821
Wyndham Worldwide Corp.	131,880	13,764,315

		43,766,036
Household Durables—2.7%
Helen of Troy Ltd.[1]	90,704	9,138,428
Lennar Corp., Cl. A	200,280	10,502,683
Whirlpool Corp.	101,310	18,021,023

		37,662,134
Media—0.8%
Cinemark Holdings, Inc.	299,520	11,651,328
Specialty Retail—0.4%
Chico’s FAS, Inc.	630,494	5,769,020
Textiles, Apparel & Luxury Goods—2.5%
Coach, Inc.	387,140	18,249,779
Hanesbrands, Inc.	676,930	15,515,236

		33,765,015
Consumer Staples—3.8%
Beverages—1.3%
Coca-Cola European Partners plc	420,200	18,165,246
Household Products—2.5%
Spectrum Brands Holdings, Inc.	152,700	17,627,688
Weatherford International plc[1]	3,741,070	16,685,172

		34,312,860
Energy—5.8%
Energy Equipment & Services—1.8%
Helmerich & Payne, Inc.	251,299	12,720,755
Patterson-UTI Energy, Inc.	641,676	12,410,014

		25,130,769
Oil, Gas & Consumable Fuels—4.0%
Cimarex Energy Co.	145,851	14,443,624
Hess Corp.	522,170	23,257,452

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Tesoro Corp.	102,717	$ 10,223,423
WPX Energy, Inc.[1]	567,370	6,116,249

		54,040,748
Financials—29.4%
Capital Markets—4.4%
Ameriprise Financial, Inc.	78,150	11,322,372
Ares Management LP2	1,097,034	20,295,129
Legg Mason, Inc.	332,870	13,318,128
Nasdaq, Inc.	196,010	14,577,264

		59,512,893
Commercial Banks—9.0%
BOK Financial Corp.	122,380	10,410,866
Glacier Bancorp, Inc.	256,340	8,951,393
Huntington Bancshares, Inc.	1,626,640	21,552,980
KeyCorp	1,077,980	19,446,759
SunTrust Banks, Inc.	411,630	23,582,283
Synovus Financial Corp.	404,650	17,594,182
Wintrust Financial Corp.	132,352	9,967,429
Zions Bancorporation	270,130	12,242,292

		123,748,184
Diversified Financial Services—1.3%
Voya Financial, Inc.	462,930	18,165,373
Insurance—7.4%
Arthur J. Gallagher & Co.	198,680	11,680,397
CNO Financial Group, Inc.	789,210	18,057,125
Everest Re Group Ltd.	67,510	17,713,949
Reinsurance Group of America, Inc., Cl. A	217,040	30,429,008
XL Group Ltd.	532,140	23,627,016

		101,507,495
Real Estate Investment Trusts (REITs)—6.4%
Alexandria Real Estate Equities, Inc.	88,740	10,759,725
DCT Industrial Trust, Inc.	266,160	14,995,454
DiamondRock Hospitality Co.	960,110	11,214,085

1       OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Digital Realty Trust, Inc.	127,260	$ 14,678,168
Equity LifeStyle Properties, Inc.	108,740	9,493,002
HCP, Inc.	329,730	10,435,955
Highwoods Properties, Inc.	207,680	10,699,674
Invitation Homes, Inc.	279,790	5,965,123

		88,241,186
Thrifts & Mortgage Finance—0.9%
Radian Group, Inc.	717,980	12,507,212
Health Care—7.8%
Health Care Equipment & Supplies—3.4%
Boston Scientific Corp.[1]	541,637	14,418,377
Hologic, Inc.[1]	363,840	16,085,367
Zimmer Biomet Holdings, Inc.	128,770	15,622,376

		46,126,120
Life Sciences Tools & Services—1.0%
Quintiles IMS Holdings, Inc.[1]	149,491	13,536,410
Pharmaceuticals—3.4%
Indivior plc, Sponsored ADR[1]	932,564	23,920,267
Jazz Pharmaceuticals plc[1]	150,840	23,170,532

		47,090,799
Industrials—14.5%
Aerospace & Defense—3.6%
Esterline Technologies Corp.[1]	169,080	16,316,220
Huntington Ingalls Industries, Inc.	96,290	19,846,332
Orbital ATK, Inc.	135,630	13,858,673

		50,021,225
Air Freight & Couriers—1.1%
XPO Logistics, Inc.[1]	249,270	14,983,620
Airlines—1.1%
Air Canada[1]	940,523	14,936,446
Building Products—0.7%
JELD-WEN Holding, Inc.[1]	308,202	10,062,795

	Shares	Value
Electrical Equipment—2.1%
Eaton Corp. plc	360,160	$ 28,182,520
Machinery—3.8%
PACCAR, Inc.	190,780	13,058,891
Parker-Hannifin Corp.	129,830	21,549,183
Xylem, Inc.	309,490	17,557,368

		52,165,442
Marine—0.9%
Kirby Corp.[1]	199,640	12,158,076
Road & Rail—1.2%
Kansas City Southern	163,750	16,897,363
Information Technology—11.9%
Electronic Equipment, Instruments, & Components—5.0%
Dolby Laboratories, Inc., Cl. A	200,290	10,365,007
Flex Ltd.[1]	1,068,680	17,088,193
Orbotech Ltd.[1]	348,360	12,352,846
VeriFone Systems, Inc.[1]	812,556	15,852,967
Zebra Technologies Corp., Cl. A1	125,580	12,773,998

		68,433,011
IT Services—1.1%
First Data Corp., Cl. A1	861,770	16,080,628
Semiconductors & Semiconductor Equipment—2.4%
First Solar, Inc.[1]	306,510	15,114,008
Lam Research Corp.	109,990	17,539,006

		32,653,014
Software—3.4%
Check Point Software Technologies Ltd.[1]	102,860	10,880,531
Synopsys, Inc.[1]	370,580	28,375,310
Verint Systems, Inc.[1]	194,463	7,710,458

		46,966,299
Materials—7.5%
Chemicals—1.8%
Celanese Corp., Cl. A	261,820	25,179,229
Construction Materials—0.7%
Eagle Materials, Inc.	103,150	9,706,415

2       OPPENHEIMER MID CAP VALUE FUND

	Shares	Value
Containers & Packaging—2.5%
Ball Corp.	313,000	$13,114,700
WestRock Co.	363,580	20,876,764

		33,991,464
Metals & Mining—1.8%
Goldcorp, Inc.	1,047,260	13,750,524
Steel Dynamics, Inc.	289,940	10,266,775

		24,017,299
Paper & Forest Products—0.7%
Louisiana-Pacific
Corp.[1]	401,420	10,079,656
Utilities—6.1%
Electric Utilities—4.1%
ALLETE, Inc.	130,310	9,547,814
Alliant Energy Corp.	261,890	10,614,402
Avangrid, Inc.	205,220	9,321,092
Emera, Inc.	359,989	13,397,625
Entergy Corp.	178,890	13,724,441

		56,605,374
Multi-Utilities—0.9%
Ameren Corp.	221,410	12,421,101

	Shares		Value
Water Utilities—1.1%
American Water Works Co., Inc.	191,860		$15,559,846

Total Common Stocks (Cost $1,081,771,050)			1,339,664,765
Investment Company—2.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.94%[3,4] (Cost $28,308,221)	28,308,221		28,308,221
Total Investments, at Value (Cost $1,110,079,271)	99.5%		1,367,972,986
Net Other Assets (Liabilities)	0.5		7,273,690

Net Assets	100.0	% $	1,375,246,676

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares July 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	23,638,621	246,678,367	242,008,767	28,308,221

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$28,308,221	$98,207

3       OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS July 31, 2017 Unaudited

1. Organization

Oppenheimer Mid Cap Value Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security

4       OPPENHEIMER MID CAP VALUE FUND

3. Securities Valuation (Continued)

is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

5       OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$146,478,647	$—	$—	$146,478,647
Consumer Staples	52,478,106	—	—	52,478,106
Energy	79,171,517	—	—	79,171,517
Financials	403,682,343	—	—	403,682,343
Health Care	106,753,329	—	—	106,753,329
Industrials	199,407,487	—	—	199,407,487
Information Technology	164,132,952	—	—	164,132,952
Materials	102,974,063	—	—	102,974,063
Utilities	84,586,321	—	—	84,586,321
Investment Company	28,308,221	—	—	28,308,221

Total Assets	$1,367,972,986	$—	$—	$1,367,972,986

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

6       OPPENHEIMER MID CAP VALUE FUND

4. Investments and Risks (Continued)

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and

7       OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,111,089,834

Gross unrealized appreciation	$278,459,971
Gross unrealized depreciation	(21,577,268)

Net unrealized appreciation	$256,882,703

8       OPPENHEIMER MID CAP VALUE FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/12/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/12/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	9/12/2017